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Exhibit 10.2

SECURITY AGREEMENT

        This SECURITY AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is made as of the 19th day of May, 2010 by:

        (a)   KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (the "Company");

        (b)   each Subsidiary, as hereinafter defined, that is listed on Exhibit A hereto, and any other Subsidiary that hereafter becomes a party hereto (such Subsidiaries, together with the Company, each, a "Grantor" and collectively, the "Grantors"), jointly and severally, in favor of;

        (c)   WILMINGTON TRUST FSB ("Wilmington"), as the collateral agent under the Indenture, as hereinafter defined (the "Collateral Agent"), for the benefit of the Secured Parties, as hereinafter defined.

        1.    Recitals.

        WHEREAS, the Company and Wilmington, as Collateral Agent and as trustee (in such capacity, the "Trustee"), have entered into an Indenture, dated as of May 19, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Company has issued 10% Senior Secured Notes due June 1, 2017 in a principal amount of $225,000,000 (and, together with any additional notes that may be issued by the Company from time to time thereunder or exchanged therefor or for such additional notes, the "Notes");

        WHEREAS, each Subsidiary of the Company is required under the Indenture to (a) become a party to the Indenture and deliver a Guarantee to guarantee the payment of the Notes and the other Obligations of the Company thereunder and the other Indenture Documents to which the Company is a party and (b) become a party hereto as a Grantor and secure its Obligations under the Indenture, such Guarantee and the other Indenture Documents to which it is a party pursuant to the terms hereof;

        WHEREAS, the Company and Keybank National Association (the "Administrative Agent") have entered into (a) that certain Credit and Security Agreement dated as of May 19, 2010 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement"), and (b) one or more pledge agreements, dated as of May 19, 2010, pursuant to which the Grantors have granted a security interest in the Collateral in favor of the Administrative Agent;

        WHEREAS, the Collateral Agent and the Administrative Agent have entered into that certain Intercreditor Agreement, dated as of May 19, 2010 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "Intercreditor Agreement"), which agreement, among other things, sets forth, as between the Collateral Agent and the Administrative Agent, the relative priority of their respective Liens in the Collateral and their rights with respect thereto;

        WHEREAS, the Company desires to secure its Obligations under the Notes, the Indenture and each other Indenture Document to which it becomes a party and each other Grantor that becomes a party hereto desires to secure its Guarantee, the Indenture and each other Indenture Document to which it becomes a party by granting to Collateral Agent, for the benefit of itself, the Trustee and the Secured Parties, security interests in the Collateral as set forth herein; and

        WHEREAS, to induce the Initial Purchaser to purchase the Notes, each Holder to hold the Notes to be held by it and Wilmington to act in its capacities as Trustee and Collateral Agent, each Grantor desires to pledge, grant, transfer, and assign to Collateral Agent, for the benefit of itself, the Holders and the Trustee, a security interest in the Collateral to secure the Obligations, as provided herein.

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, Collateral Agent and each Grantor agree as follows:

        2.    Definitions.    Except as specifically defined herein, (a) capitalized terms used herein that are defined in the Indenture shall have their respective meanings ascribed to them in the Indenture, and (b) unless otherwise defined in the Indenture, terms that are defined in the U.C.C. are used herein as so defined. As used in this Agreement, the following terms shall have the following meanings:

        "Account" means an account, as that term is defined in the U.C.C.

        "Account Debtor" means any Person obligated to pay all or any part of any Account in any manner and includes (without limitation) any guarantor thereof or other accommodation party therefor.

        "Additional Documents" is defined in Section 5.1(b).

        "Administrative Agent" is defined in the third paragraph of the recitals hereto.

        "Agreement" has the meaning set forth in the preamble hereto.

        "Assigned Government Contract" means all Government Contracts that (a) are for an amount in excess of Five Hundred Thousand Dollars ($500,000) or, (b) pursuant to the terms of Section 12 hereof, are required to be subject to an Instrument of Assignment and Notice of Assignment of Claims.

        "Books" means, with respect to each Grantor, all of such Grantor's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of such Grantor's Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

        "Cash Collateral Account" means a commercial Deposit Account designated "cash collateral account" and maintained by one or more Grantors with a depository institution acceptable to the Collateral Agent, from which the Collateral Agent shall have the exclusive right to withdraw funds until all of the Obligations are paid in full.

        "Cash Security" means all cash, instruments, Deposit Accounts, and other cash equivalents, whether matured or unmatured, whether collected or in the process of collection, upon which a Grantor presently has or may hereafter have any claim, wherever located, including but not limited to any of the foregoing that are presently or may hereafter be existing or maintained with, issued by, drawn upon, or in the possession of the Collateral Agent or any Secured Party.

        "Collateral" means

        (a)   with respect to each Grantor, all of such Grantor's now owned or hereafter acquired right, title, and interest in and to each of the following:

            (i)  personal property,

           (ii)  Accounts, Investment Property, instruments, contract rights, chattel paper, documents, supporting obligations, letter-of-credit rights, Pledged Securities, Pledged Notes (if any), Government Contracts, Commercial Tort Claims, General Intangibles, Inventory and Equipment,

          (iii)  funds now or hereafter on deposit in one or more Cash Collateral Accounts, if any, and

          (iv)  Cash Security; and

        (b)   Proceeds of any of the foregoing. Notwithstanding the foregoing and for the avoidance of doubt, the term "Collateral" shall in no event include the Excluded Assets.

        "Commercial Tort Claim" means a commercial tort claim, as that term is defined in the U.C.C.

        "Commercial Tort Claim Assignment" is defined in Section 16.

        "Control Agreement" means, with respect to the applicable Grantor, a control agreement, in form and substance reasonably satisfactory to the Administrative Agent (if the Intercreditor Agreement has not been terminated at the time of the execution of such control agreement), executed and delivered by (a) such Grantor, (b) (i) the Administrative Agent for the benefit of (A) the Lenders and (B) the Collateral Agent for the benefit of the Secured Parties or (ii) if the Intercreditor Agreement has been terminated, the Collateral Agent, and (c) the applicable (i) securities intermediary (with respect to a Securities Account of such Grantor) or (ii) bank (with respect to a Deposit Account of such Grantor).

        "Credit Agreement Priority Collateral" has the meaning set forth in the Intercreditor Agreement.

        "Default Rate" has the meaning provided in Section 4.01 of the Indenture.

        "Defeasance" means, with respect to any obligation, the defeasance thereof pursuant to a Legal Defeasance or Covenant Defeasance as described under Section 8.01 of the Indenture.

        "Deposit Account" means a deposit account, as that term is defined in the U.C.C.

        "Designated Number" shall mean, with respect to any Issuer that is (1) a Domestic Subsidiary of a Grantor, all of the Capital Stock of such Issuer held by such Grantor and (2) a Foreign Subsidiary of a Grantor, with respect to its Capital Stock that is (x) not Voting Stock, all of such Capital Stock of such Issuer held by such Grantor and (y) Voting Stock, the largest whole number of shares or units, as the case may be, of Voting Stock of such Issuer held by such Grantor representing not greater than sixty-five percent (65%) of all of the fully diluted issued and outstanding Voting Stock of such Issuer (whether or not owned by such Grantor)

        "Discharge of Credit Facility Claims" has the meaning set forth in the Intercreditor Agreement.

        "Equipment" means equipment, as that term is defined in the U.C.C.

        "Event of Default" means an event or condition that constitutes an Event of Default, as defined in the Indenture.

        "Excluded Capital Stock" means Capital Stock described in clause (8) of the definition of Excluded Assets.

        "Future Rights" is defined in Section 3.2 hereto.

        "General Intangibles" means (a) general intangibles, as that term is defined in the U.C.C.; and (b) choses in action, causes of action, Intellectual Property, customer lists, corporate or other business records, inventions, designs, patents, patent applications, service marks, registrations, trade names, trademarks, copyrights, licenses, goodwill, computer software, rights to indemnification and tax refunds.

        "Government Contract" means an agreement, a contract or a license to which any Grantor and the United States or any of its departments, agencies or instrumentalities is party.

        "Insolvency or Liquidation Proceeding" means (a) any voluntary or involuntary case or proceeding under Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors with respect to any Person, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Person or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Person whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Person.

        "Instrument of Assignment" means an Instrument of Assignment, in the form of the attached Exhibit B.

        "Intellectual Property" means, with respect to each Grantor, collectively, all of such Grantor's existing and future right, title and interest in, to and under (a) industrial designs, patents, patent registrations, patent applications, trademarks, trademark registrations, trademark applications, service marks, trade names, and copyright registrations and other intellectual property or registrations, whether federal, state or foreign, including, but not limited to, those that are registered or pending as listed on Schedule 4.11 hereto (as such Schedule 4.11 may from time to time be amended, supplemented or otherwise modified); (b) common law trademark rights, rights in trade dress, publicity, works of authorship and other unregistered copyrightable material, improvements, and proprietary and confidential information, including, without limitation, personal, financial, and other sensitive data, plans, know-how, processes, formulae, algorithms and inventions; (c) renewals, continuations, extensions, reissues and divisions of any of the foregoing; (d) rights to sue for past, present and future infringements or any other commercial tort claims relating to any of the foregoing; (e) all licenses and all income, revenue and royalties with respect to any licenses, whether registered or unregistered and all other payments earned under contract rights relating to any of the foregoing; (f) all general intangibles and all intangible intellectual or similar property of such Grantor connected with and symbolized by any of the foregoing; (g) goodwill associated with any of the foregoing; and (h) all payments under insurance, including the returned premium upon any cancellation of insurance (whether or not the Collateral Agent or any Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

        "Intercreditor Agreement" is defined in the fourth paragraph of the recitals hereto.

        "Intellectual Property Security Agreement" means an intellectual property security agreement executed and delivered by the applicable Grantor and the Collateral Agent, substantially in the form of Exhibit F hereto or such other documents or instruments as may be permitted pursuant to Section 16 thereof.

        "Inventory" means inventory, as that term is defined in the U.C.C.

        "Investment Property" means investment property, as that term is defined in the U.C.C., unless the Uniform Commercial Code as in effect in another jurisdiction would govern the perfection and priority of a security interest in investment property, and, in such case, "investment property" shall be defined in accordance with the law of that jurisdiction as in effect from time to time.

        "Issuer" shall mean, with respect to each Grantor, each of the Persons identified on the attached Exhibit E (or any addendum or supplement thereto) as an Issuer, and any successors thereto, whether by merger or otherwise

        "ITU Application" shall mean a trademark application filed with the USPTO pursuant to 15 U.S.C. § 1051(b).

        "Notes" is defined in the first paragraph of the recitals hereto.

        "Notice of Assignment of Claims" means a Notice of Assignment of Claims, in the form of the attached Exhibit C.

        "Obligations" means all debts, principal, interest (including any interest that, but for the commencement of an Insolvency or Liquidation Proceeding, would have accrued), default interest, premiums, liabilities (including all amounts owed by any Grantor pursuant hereto), obligations (including indemnification obligations), fees, charges, costs, reasonable expenses (including any expenses that, but for the commencement of an Insolvency Proceeding, would have accrued), guaranties, covenants, and duties of any kind and description owing by any Grantor to the Collateral Agent or any other Secured Party pursuant to or evidenced by the Indenture Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all reasonable expenses that any Grantor is required to pay or reimburse by the Indenture Documents, by law, or otherwise. Any reference in this Agreement to the Obligations shall include all extensions, modifications, renewals or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

        "Pledged Interest" means, with respect to each Issuer, the Designated Number of shares of Capital Stock identified on the attached Exhibit E as Pledged Interests of such Issuer with respect to the Grantor that is a holder of the Capital Stock of such Issuer (or any addendum or supplement thereto);

        "Pledged Notes" means the promissory notes payable to one or more Grantors, as described on Exhibit G hereto, if any, and any additional or future note that may hereafter from time to time be payable to one or more Grantors.

        "Pledged Securities" means (i) the Pledged Interests and any Future Rights, (ii) any additional Pledged Interests and Future Rights acquired pursuant to Section 3.2 (whether by purchase, dividend, merger, consolidation, sale of assets, split, spin-off, or any other dividend or distribution of any kind or otherwise), (iii) all distributions, dividends, cash, certificates, liquidation rights and interests, options, rights, warrants, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for any and all of the Pledged Interests and Future Rights (excluding any of the foregoing items in the preceding clause with respect to an Issuer to the extent and only to the extent that their inclusion would cause (i) the number of shares or units, as the case may be, of Capital Stock pledged under this Agreement to exceed, with respect to such Issuer, the Designated Number or (ii) such Pledged Interests or Future Rights to constitute Excluded Capital Stock, in each case, after giving effect to such issuances), and (iv) such Grantor's right to vote the Pledged Interests and Future Rights.

        "Proceeds" means (a) proceeds, as defined in the U.C.C., and any other proceeds, and (b) whatever is received upon the sale, exchange, collection or other disposition of Collateral or proceeds, whether cash or non-cash. Cash proceeds include, without limitation, moneys, checks, and Deposit Accounts. Proceeds include, without limitation, any Account arising when the right to payment is earned under a contract right, any insurance payable by reason of loss or damage to the Collateral, and any return or unearned premium upon any cancellation of insurance. Except as expressly authorized in this Agreement, the right of the Collateral Agent and the Secured Parties to Proceeds specifically set forth herein, or indicated in any financing statement, shall never constitute an express or implied authorization on the part of the Collateral Agent or any Secured Party to a Grantor's sale, exchange, collection, or other disposition of any or all of the Collateral.

        "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

        "Required Holders" means with respect to any action or direction, the percentage of Secured Parties required pursuant to the Indenture to take such action or authorize such action or direction.

        "Secured Party" refers to each of the Holders, the Trustee and the Collateral Agent.

        "Securities Account" means a securities account, as that term is defined in the U.C.C.

        "Security Agreement Joinder" means a Security Agreement Joinder, substantially in the form of the attached Exhibit D, executed and delivered to the Collateral Agent by a Subsidiary for the purpose of adding an additional Grantor as a party to this Agreement.

        "Trademark Act" shall mean the U.S. Trademark Act of 1946, as amended.

        "Trustee" is defined in the first paragraph of the recitals hereto.

        "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

        "U.C.C. Financing Statement" means a financing statement filed or to be filed in accordance with the Uniform Commercial Code, as in effect from time to time in the relevant state or states.

        3.    Security Interest.

          3.1    Grant of Security Interest.    (i) In consideration of and as security for the full and complete payment of all of the Obligations, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of such Grantor's Collateral. Each Grantor and the Collateral Agent hereby acknowledge and agree that, with respect to any ITU Application included within the Collateral, to the extent such an ITU Application would, under the Trademark Act, be deemed to be transferred in violation of 15 U.S.C. § 1060(a) as a result of the security interest granted herein, or otherwise invalidated or made unenforceable as a result of the execution or performance of this Agreement, no security interest shall be deemed to have been granted in such ITU Application (notwithstanding the provisions of this Agreement or any other Indenture Document) until such time as the circumstances that would give rise to such violation, invalidation or unenforceability no longer exist.

           (ii)  If any Pledged Securities are evidenced by certificates, then the Grantor of such Pledged Securities shall concurrently herewith deposit with the Collateral Agent, for the benefit of itself and the other Secured Parties, in accordance with the terms of the Intercreditor Agreement, the Pledged Securities owned by such Grantor on the date hereof and the certificates representing the Pledged Securities endorsed in blank by such Grantor or accompanied by undated stock powers or instruments of transfer, in each case, duly executed in blank by such Grantor. For the avoidance of doubt, if any certificate or instrument representing any Collateral also represents any Capital Stock that constitutes an Excluded Asset described in clause 6 or clause 8 of the definition thereof, the Lien created hereunder shall only attach to the Capital Stock evidenced thereby to the extent such Capital Stock does not constitute an Excluded Asset described in clause 6 or clause 8 of the definition thereof.

          (iii)  Whether or not any Pledged Securities are evidenced by certificates, the Grantor of such Pledged Securities shall, and hereby authorizes the Collateral Agent to, file a U.C.C. Financing Statement naming such Grantor as debtor and the Collateral Agent as secured party with respect to the Pledged Securities in the applicable filing office and in such form and containing such substance as may be necessary to perfect the security interest of the Pledged Securities Agent in the Collateral by the filing of a U.C.C. Financing Statement; provided, however, that no such authorization shall obligate the Collateral Agent to make any such filing. Notwithstanding anything to the contrary contained in this Agreement, the Collateral Agent shall not as a result of this Agreement be responsible or liable for any obligations or liabilities of such Grantor in such Grantor's capacity as a holder of any Capital Stock of any Issuer, and the Collateral Agent shall not be deemed to have assumed any of such obligations or liabilities.

          3.2    Subsequently Acquired Pledged Securities.    (i) If at any time or from time to time after the date hereof during the term of this Agreement, any Grantor shall acquire any additional Pledged Securities, including any further stock, or equity in each Issuer (whether by purchase, dividend, merger, consolidation, sale of assets, split, spin-off, or any other dividend or distribution of any kind or otherwise) (collectively, the "Future Rights") (provided, however, that Future Rights under this clause shall exclude any Future Rights to the extent and only to the extent that (x) their inclusion would cause the number of shares or units, as the case may be, of Capital Stock pledged hereunder to exceed the Designated Number or (y) such Future Rights would constitute Excluded Capital Stock, in each case, after giving effect to the issuance of such Future Rights and any related issuances).

           (ii)  Such Grantor will forthwith pledge and, if applicable, deposit such additional Pledged Securities with the Collateral Agent, for the benefit of itself and, the other Secured Parties and deliver to the Collateral Agent, for the benefit of itself and the other Secured Parties, certificates or instruments therefor, endorsed in blank by such Grantor or accompanied by undated stock powers or instruments of transfer, in each case, duly executed in blank by such Grantor, and will promptly thereafter deliver to the Collateral Agent, for the benefit of itself and the other Secured Parties, a certificate (which shall be deemed to supplement the attached Exhibit E hereto with respect to such Grantor) executed by such Grantor describing such Pledged Securities and the other Pledged Securities pledged to the Collateral Agent, and certifying that the same have been duly pledged with the Collateral Agent hereunder. For the avoidance of doubt, if any certificate or instrument representing any such additional Pledged Securities also represents any Capital Stock that constitutes an Excluded Asset described in clause 6 or clause 8 of the definition thereof, the Lien created hereunder shall only attach to the Capital Stock evidenced thereby to the extent such Capital Stock does not constitute an Excluded Asset described in clause 6 or clause 8 of the definition thereof.

          (iii)  Whether or not such additional Pledged Securities are evidenced by certificates, such Grantor shall, and hereby authorizes the Collateral Agent to, file a U.C.C. Financing Statement naming such Grantor as debtor and the Collateral Agent as secured party with respect to the additional Collateral in the applicable filing office and in such form and containing such substance as may be necessary to perfect the security interest of the Collateral Agent in the additional Pledged Securities by the filing of a U.C.C. Financing Statement; provided, however, that no such authorization shall obligate the Collateral Agent to make any such filing.

          3.3    Uncertificated Pledged Securities.    In addition to anything contained in Sections 3.1 and 3.2 hereof, if any Collateral (whether now owned or hereafter acquired) are not certificated or becomes an uncertificated security, the applicable Grantor shall promptly notify the Collateral Agent in writing thereof and shall promptly take all actions required to perfect or improve the perfection of the security interest and pledge in favor of the Collateral Agent under applicable law (including, in any event, any action required or appropriate under this Agreement or the U.C.C.). Such Grantor further agrees to take such actions as may be necessary to permit the Collateral Agent to exercise any of its rights and remedies hereunder.

          3.4    Voting, etc.    Until the occurrence and continuance of an Event of Default, each Grantor shall be entitled to vote any and all of the Pledged Securities; provided; however, that no vote shall be cast or any action taken by such Grantor with respect to any Pledged Securities which would violate or be materially inconsistent with any of the terms of this Agreement, the Indenture, any other Indenture Document, or which would have the effect of materially impairing the position or interests of the Collateral Agent or which would authorize or effect actions prohibited under the terms of the Indenture or any Indenture Document. All such rights of such Grantor to vote any Pledged Securities shall cease upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs and provides notice to such Grantor to do so; provided, however, that upon the cure or waiver of such Event of Default, all rights of the Collateral Agent to vote any and all of the Pledged Securities shall cease.

          3.5    Payments and Other Distributions.    Until the occurrence and continuance of an Event of Default and subject in all cases to the Intercreditor Agreement, all cash, dividends or distributions payable in respect of the Pledged Securities (to the extent such payments shall be permitted pursuant to the terms and provisions of the Indenture) shall be paid to the applicable Grantor; provided, however, upon the occurrence and during the continuance of an Event of Default, all cash dividends or distributions payable in respect of the Pledged Securities shall be paid to the Collateral Agent as security for the Obligations if the Collateral Agent so directs and provides notice to such Grantor to that effect; provided, further that upon the cure or waiver of such Event of Default, all cash dividends or distributions payable in respect of the Pledged Securities shall be paid to such Grantor. The Collateral Agent shall be entitled to receive directly, and to retain as part of the Pledged Securities:

          (a)   all other or additional securities or investment property, or rights to subscribe for or purchase any of the foregoing, or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Securities (excluding any of the foregoing items in the preceding clause with respect to an Issuer to the extent and only to the extent that their inclusion would cause (i) the number of shares or units, as the case may be, of such other or additional securities or Investment Property pledged hereunder to exceed the Designated Number or (ii) such Pledged Securities to constitute Excluded Capital Stock, in each case, after giving effect to such issuances); and

          (b)   all other or additional securities, investment property or property (including cash) paid or distributed in respect of the Pledged Securities by way of split, spin-off, split-up, reclassification, combination of shares or similar rearrangement (excluding any of the foregoing items in the preceding clause with respect to an Issuer to the extent and only to the extent that their inclusion would cause (i) the number of shares or units, as the case may be, of Capital Stock pledged hereunder to exceed the Designated Number or (ii) such other or additional securities or investment property to constitute Excluded Capital Stock, in each case, after giving effect to such issuances).

  Subject to the Intercreditor Agreement, if at any time any Grantor shall obtain or possess any of the foregoing Pledged Securities described in this Section, such Grantor shall be deemed to hold such Pledged Securities in trust for the Collateral Agent for the benefit of the Collateral Agent and the other Secured Parties, and such Grantor shall promptly surrender and deliver such Pledged Securities to the Collateral Agent.

        4.    Representations and Warranties.    All representations and warranties made by the Company with respect to each Grantor and contained in the Indenture are incorporated herein by reference and each Guarantor hereby makes such continuing representations and warranties on its own behalf. Each Guarantor hereby further represents and warrants to the Collateral Agent and each Secured Party as follows:

          4.1.  Such Grantor is duly organized or formed, as applicable, validly existing and in good standing under the laws of its state of incorporation or formation, as applicable, and is duly qualified to do business in each state in which a failure to so qualify would have a material adverse effect on such Grantor.

          4.2.  Such Grantor has the power, authority and legal right to pledge the Collateral of such Grantor, to execute and deliver this Agreement, and to perform and observe the provisions hereof. The officers or members/managers acting on such Grantor's behalf have been duly authorized to execute and deliver this Agreement. This Agreement is valid and binding upon such Grantor in accordance with the terms hereof.

          4.3.  Neither the execution and delivery of this Agreement, nor the performance and observance of the provisions hereof, by such Grantor will conflict with, or constitute a violation or default under, any provision of any applicable law or of any contract (including, without limitation, such Grantor's organizational documents or of any other writing binding upon such Grantor in any manner.

          4.4.  Each Grantor's state of organization or formation, as applicable, is set forth on Schedule 4.4 to this Agreement. No Grantor has changed its name during the last five years and no Grantor has conducted business under a trade or assumed name. Each Grantor's chief executive office is set forth on Schedule 4.4 to this Agreement. Each Grantor has places of business or maintains Collateral at the locations set forth on Schedule 4.4 to this Agreement.

          4.5.  At the execution and delivery hereof, except as permitted pursuant to the Indenture, (a) there is no U.C.C. Financing Statement outstanding covering the Collateral, or any part thereof; (b) none of the Collateral is subject to any security interest or Lien of any kind; (c) the Internal Revenue Service has not alleged the nonpayment or underpayment of any tax by any Grantor or threatened to make any assessment in respect thereof; (d) upon execution of this Agreement and the filing of the U.C.C. Financing Statements in connection herewith, the Collateral Agent will have, for the benefit of the Secured Parties, a valid and enforceable first security interest in the Collateral (to the extent perfection can be accomplished by such filing or action, or, with respect to the Credit Agreement Priority Collateral, so long as the Intercreditor Agreement is in effect, a second lien subject only to the first lien of the Administrative Agent, on behalf of the Lenders) that is the type in which a security interest may be created under the U.C.C. by the execution of a security agreement and perfected by the filing of a U.C.C. Financing Statement (other than commercial tort claims); and (e) no Grantor has entered into any contract or agreement that would prohibit the Collateral Agent from acquiring a security interest, mortgage or other Lien on, or a collateral assignment of, any of the property or assets of such Grantor.

          4.6.  Such Grantor is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Securities such Grantor purports to own, and such Pledged Securities are not subject to any pledge, lien, mortgage, hypothecation, security interest, charge, option, warrant or other encumbrance whatsoever, nor to any agreement purporting to grant to any third party a security interest in the property or assets of such Grantor that would include such Pledged Securities, except as permitted pursuant to the Indenture.

          4.7.  All of the Pledged Securities have been duly authorized and validly issued, and are fully paid and non-assessable.

          4.8.  The Pledged Securities are, as of the date hereof, and shall be at all times during the term of this Agreement, freely transferrable without restriction or limitation (except as limited by the terms of this Agreement). If the Pledged Securities are "restricted securities" within the meaning of Rule 144, or any amendment thereof, promulgated under the Securities Act of 1933, as amended, as determined by counsel for such Grantor, such Grantor further represents and warrants that (a) such Grantor has been the beneficial owner of the Pledged Securities for a period of at least one year prior to the date hereof, (b) the full purchase price or other consideration for the Pledged Securities has been paid or given at least one year prior to the date hereof, and (c) such Grantor does not have a short position in or any put or other option to dispose of any securities of the same class as the Pledged Securities or any other securities convertible into securities of such class; provided that Gichner and its subsidiaries were acquired on May 19, 2010 pursuant to the Gichner Acquisition Documents.

          4.9.  At the execution and delivery hereof, Schedule 4.9 to this Agreement sets forth a true, correct and complete list of all Assigned Government Contracts in effect. All such Assigned Government Contracts, together with any updates, are in full force and effect and no defaults currently exist thereunder (other than as described in Schedule 4.9 to this Agreement or in such updates). Except as set forth in Schedule 4.9 to this Agreement, no Assigned Government Contract (a) contains any provision restricting assignments of sums due thereunder to the Collateral Agent, or (c) has been assigned to any other Person pursuant to the Assignment of Claims Act of 1940 other than the Administrative Agent.

          4.10.  Each Pledged Note constitutes a valid obligation of the maker thereof, and is enforceable according to its tenor and free from any defense or offset of any kind. No default has occurred under any Pledged Note. Each Grantor has a valid, duly perfected security interest in and lien on all of the property that serves to secure its Pledged Notes. No Grantor has any obligations to make any further or additional loans or advances to, or purchases of securities from, any maker with respect to any of the Pledged Notes of such Grantor. No Pledged Note of any Grantor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Grantor by any Person.

          4.11.  Each Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to its Intellectual Property, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by such Grantor not to sue third Persons, except as permitted by the Indenture. Each Grantor owns all of its Intellectual Property and, whether the same are registered or unregistered, no such Intellectual Property has been adjudged invalid or unenforceable. No Grantor has knowledge of any claim that (i) the use of any of its Intellectual Property or the operation of its business does or may violate the rights of any Person, (ii) challenges the Grantor's rights to, or the validity of, any of the Intellectual Property, nor, to the knowledge of the Grantor, is there any basis for either such claim. Each Grantor has used, and shall continue to use, for the duration of this Agreement, proper statutory notice in connection with its use of its Intellectual Property, except where the failure to do so will not have a material adverse effect on such Grantor, and has taken all necessary and otherwise reasonable measures to maintain such Intellectual Property, including the prompt filing of all documents with applicable authorities and the timely payment of all applicable fees. Schedule 4.11 hereto sets forth all federally registered patents, trademarks, copyrights, service marks and license agreements owned by the Company or any Subsidiary as of the date hereof.

          4.12.  Each Grantor has received consideration that is the reasonably equivalent value of the obligations and liabilities that such Grantor has incurred to the Secured Parties. Excluding intercompany liabilities, no Grantor is insolvent, as defined in any applicable state or federal statute, nor will any Grantor be rendered insolvent by the execution and delivery of this Agreement to the Collateral Agent or any other documents executed and delivered to the Collateral Agent or the Secured Parties in connection herewith. No Grantor has engaged, nor is any Grantor about to engage, in any business or transaction for which the assets retained by it are or will be an unreasonably small amount of capital, taking into consideration the obligations to the Secured Parties incurred hereunder. No Grantor intends to, nor does any Grantor believe that it will, incur debts beyond its ability to pay such debts as they mature.

        5.    Covenants

          5.1    Filing of Financing Statements; Delivery of Additional Documentation Required.    (a) Each Grantor hereby authorizes the Collateral Agent to file U.C.C. Financing Statements necessary or desirable to effectuate the transactions contemplated by the Indenture Documents, and any continuation statement or amendment with respect thereto, including an "all assets" financing statement, in any appropriate filing office; provided, however, that no such authorization shall obligate the Collateral Agent to make any such filing.

          (b)   Each Grantor shall prepare, execute and deliver to, and if applicable, file, any and all financing statements, original financing statements in lieu of continuation statements, amendments to financing statements, fixture filings, security agreements, pledges, assignments, Commercial Tort Claim Assignments, endorsements of certificates of title, and all other documents (collectively, the "Additional Documents") as may be necessary (and to the extent the Collateral Agent is a party thereto, in form and substance reasonably satisfactory to the Collateral Agent) to create, perfect, and continue the perfection of or to improve the priority the Collateral Agent's Liens in the Collateral of such Grantor (whether now owned or hereafter arising or acquired or tangible or intangible), or to fully consummate all of the transactions contemplated hereby and under the other Indenture Documents. Not in limitation but in furtherance of the foregoing, the Company shall comply with its obligations in the immediately preceding sentence as such obligations relate to the preparation and filing by it of a U.C.C. Financing Statement, together with any applicable filing fees, within 10 days of the date hereof in the applicable filing office, and following the filing thereof shall provide the Collateral Agent with evidence of the same. To the maximum extent permitted by applicable law, such Grantor authorizes the Collateral Agent to execute any such Additional Documents in such Grantor's name and authorizes the Collateral Agent to file such executed Additional Documents in any appropriate filing office; provided, however, that no such authorization shall obligate the Collateral Agent to take any such action. In addition, no less frequently than annually, each Grantor shall (i) provide the Collateral Agent with a report of all new material patents, patent applications, trademarks, trademark applications, copyrights or copyright applications acquired or generated by such Grantor during the prior period and (ii) cause to be prepared, executed, and delivered to the Collateral Agent supplemental schedules to the applicable Collateral Agreements to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder; provided, however, that no Grantor shall register or apply to register with (A) the United States Copyright Office any unregistered copyrights (whether in existence on the Issue Date or thereafter acquired, arising, or developed) unless within 30 days of any such registration or application for registration, such Grantor executes and delivers to the Collateral Agent and files with the United States Copyright Office an Intellectual Property Security Agreement, supplemental schedules to any existing Intellectual Property Security Agreement, or such other documentation as may be necessary in order to perfect and continue the perfection of or protect the Collateral Agent's Liens on such copyrights following such registration or (B) the United States Patent and Trademark Office any unregistered patents or trademarks (whether in existence on the Issue Date or thereafter acquired, arising, or developed) unless within 30 days of any such registration or application for registration, the applicable Person executes and delivers to the Collateral Agent and files with the United States Patent and Trademark Office an Intellectual Property Security Agreement, supplemental schedules to any existing Intellectual Property Security Agreement, or such other documentation as may be necessary in order to perfect and continue the perfection of or protect the Collateral Agent's Liens on such patents or trademarks following such registration. If the Collateral Agent does not receive an updated report from the Grantors, the Collateral Agent may assume that no further intellectual property was created or is in the need of updating and the Collateral agent need not undertake an investigation into any such issues. The Company shall submit the Intellectual Property Security Agreement executed by it as of the date hereof for filing with the United States Copyright Office and the United States Patent and Trademark Office, as applicable, together with all necessary filing, registration or similar fees, within 30 days of the date hereof, and following such submission thereof shall provide the Collateral Agent with evidence of the same.

          5.2    Insurance.    Each Grantor covenants and agrees that such Grantor shall, at such Grantor's expense, maintain insurance respecting its assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks and in such amounts as ordinarily are insured against by other Persons engaged in the same or similar businesses. Such Grantor also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. Such Grantor shall deliver copies of all such policies or certificates of insurance evidencing the same to the Collateral Agent with an endorsement naming the Collateral Agent as loss payee (under a satisfactory lender's loss payable endorsement) or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to the Collateral Agent in the event of cancellation of any such policy for any reason whatsoever;

          5.3    Location of Inventory and Equipment.    Each Grantor covenants and agrees that such Grantor shall keep such Grantor's Inventory and Equipment only at the locations identified on Schedule 4.4 and its chief executive offices only at the locations identified on Schedule 4.4;

  provided, however, that such Grantor may amend Schedule 4.4 so long as such amendment occurs by prompt written notice to the Collateral Agent, and so long as such new location is within the continental United States or Canada.

          5.4    Property Acquired Subsequent to the Closing Date and Right to Take Additional Collateral.    Each Grantor shall provide the Collateral Agent with prompt written notice with respect to any real or personal property (other than in the ordinary course of business and excluding Accounts, Inventory, Equipment and General Intangibles and other property acquired in the ordinary course of business or any Investment Property that constitutes securities of a Foreign Subsidiary not required to be pledged pursuant to this Agreement) acquired by any Grantor subsequent to the date hereof. In addition to any other right that the Collateral Agent and the Secured Parties may have pursuant to this Agreement or otherwise, the Company shall, and shall cause each Guarantor to, grant to the Collateral Agent, for the benefit of the Secured Parties, as additional security for the Obligations, a first (or, in the case of the Indenture Priority Collateral (as such defined in the Intercreditor Agreement), so long as the Intercreditor Agreement is in effect, a second) Lien on any real or personal property of the Company and each Guarantor (other than Excluded Assets). Each Grantor agrees to secure, within twenty (20) days after the date of such acquisition, all of the Obligations by delivering to the Collateral Agent, as applicable, security agreements, intellectual property security agreements, pledge agreements, mortgages (or deeds of trust, if applicable) or other documents, instruments or agreements with respect to any of the Grantors. The Company shall perform and pay all recordation, legal and other expenses in connection therewith.

          5.5    Deposit Accounts and Securities Accounts.    (a) No later than sixty (60) days after the Issue Date (unless a longer period has been agreed to by the Administrative Agent), the Company shall have delivered to the Administrative Agent an executed Control Agreement, for each Deposit Account maintained by a Grantor; provided that the Company shall not be required to deliver a Control Agreement with respect to any of the Deposit Accounts referenced in the next sentence, so long as the Company is in compliance with this sentence. No later than one hundred (100) days after the Issue Date (unless a longer period has been agreed to by the Administrative Agent), the Company shall have closed the Deposit Accounts designated as Deposit Accounts to be closed in Schedule 5.5 hereto.

          (b)   Subject to Section 5.5(a), each Grantor covenants and agrees that such Grantor will not maintain, on or after the date that is 60 days following the Issue Date, any Deposit Account or Securities Account having an average closing balance in excess of (i) $100,000, individually, or (ii) $500,000, in the aggregate, in each case, for any five consecutive Business Day period unless such Grantor and the applicable securities intermediary or bank shall have entered into a Control Agreement governing such Deposit Account or Securities Account, as the case may be, in order to perfect or improve the priority of the Collateral Agent's Liens therein. Each Grantor agrees that it will take all commercially reasonable steps in order for the Collateral Agent or the Administrative Agent as contemplated by the Intercreditor Agreement to obtain control in accordance with Sections 8-106, 9-104, 9-105, 9-106, and 9-107 of the U.C.C. with respect to all of its Securities Accounts, Deposit Accounts, electronic chattel paper, Investment Property, and letter-of-credit rights (other than Deposit Accounts and Securities Accounts having an average closing balance in excess of (i) $100,000, individually, or (ii) $500,000, in the aggregate, in each case, for any five consecutive Business Day period). Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may notify any bank or securities intermediary subject to a Control Agreement to liquidate the applicable Deposit Account or Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Collateral Agent.

          5.6    Right to Inspect.    The Collateral Agent (through any of its officers, employees, or agents) shall have the right (but not the obligation) no more frequently than annually (unless an Event of

  Default is outstanding) to inspect the Books of any Grantor and make copies or abstracts thereof and to check, test, and appraise the Collateral, or any portion thereof, in order to verify each Grantor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral at such reasonable times as the Collateral Agent may designate, and so long as no Default or Event of Default has occurred and is continuing, with reasonable prior notice.

        6.    Corporate Names and Location of Collateral.    No Grantor shall (a) change its name, or (b) change its jurisdiction or form of organization or extend or continue its existence in or to any other jurisdiction (other than its jurisdiction of organization at the date of this Agreement) unless such Grantor shall have provided the Collateral Agent with any and all Additional Documents necessary to maintain the perfection of the Collateral Agent's Liens on the Collateral. Each Grantor shall also provide the Collateral Agent with prior written notification of (i) any new locations where any of the Inventory or Equipment of such Grantor is to be maintained; (ii) the location of any new places of business or the changing or closing of any of its existing places of business; and (iii) any change in such Grantor's chief executive office. In the event of any of the foregoing the Grantor shall, and the Collateral Agent is hereby authorized to file new U.C.C. Financing Statements describing the Collateral and otherwise in form and substance sufficient for recordation wherever necessary, to perfect or continue perfected the security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral, provided, however, that no such authorization shall obligate the Collateral Agent to make any such filing. Grantors shall pay all filing and recording fees and taxes in connection with the filing or recordation of such U.C.C. Financing Statements and shall immediately reimburse the Collateral Agent therefor if the Collateral Agent pays the same. Such amounts not so paid or reimbursed shall be expenses secured by the Lien of this Agreement on the Collateral.

        7.    Notice.    Grantors shall give the Collateral Agent prompt written notice if any Event of Default shall occur hereunder or if the Internal Revenue Service shall allege the nonpayment or underpayment of any tax by any Grantor or threaten to make any assessment in respect thereof.

        8.    Financial Records.    Each Grantor shall (a) maintain at all times true and complete financial records and books of accounts in accordance with generally accepted accounting principles consistently applied and, without limiting the generality of the foregoing, prepare authentic invoices for all of the Accounts of such Grantor; (b) render to the Collateral Agent, forthwith upon each request of the Collateral Agent, such financial statements of such Grantor's financial condition and operations, including but not limited to such Grantor's tax returns, and such reports of the Accounts of such Grantor, as the Collateral Agent may from time to time request; and (c) during the continuance of an Event of Default, forward to the Collateral Agent, upon request of the Collateral Agent, whenever made, (i) invoices, sales journals or other documents satisfactory to the Collateral Agent, as the case may be, that summarize the Accounts of such Grantor, certified by an officer of such Grantor, (ii) within the time specified by the Collateral Agent, an aging report of the Accounts of such Grantor then outstanding setting forth, in such form and detail and with such representations and warranties as the Collateral Agent may from time to time require, the unpaid balances of all invoices billed respectively during that period and during each of the three next preceding periods, and certified by an officer of such Grantor, and (iii) with respect to the Inventory and any other Collateral of such Grantor, such reports and other documents that are satisfactory to the Collateral Agent.

        9.    Transfers, Liens and Modifications Regarding Collateral.    No Grantor shall, except to the extent not prohibited under the Indenture, sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or create, incur, or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of such Grantor's Collateral, or any interest therein, or Proceeds, except for the lien and security interest provided for by this Agreement, any security agreement securing only the Collateral Agent, for the benefit of the Secured Parties and Permitted Liens.

        10.    Collateral.    Each Grantor shall:

        (a)   at all reasonable times during the continuance of an Event of Default, allow the Collateral Agent by or through any of its officers, agents, employees, attorneys or accountants to (i) examine, inspect and make extracts from such Grantor's Books, including, without limitation, the tax returns of such Grantor, (ii) arrange for verification of such Grantor's Accounts, under reasonable procedures, directly with Account Debtors of such Grantor or by other methods, (iii) examine and inspect such Grantor's Inventory and Equipment, wherever located, and (iv) conduct appraisals of such Grantor's Inventory;

        (b)   promptly furnish to the Collateral Agent, upon written request, (i) additional statements and information with respect to such Grantor's Collateral, and all writings and information relating to or evidencing any of such Grantor's Accounts (including, without limitation, computer printouts or typewritten reports listing the mailing addresses of all present Account Debtors of such Grantor), and (ii) any other writings and information as the Collateral Agent may request;

        (c)   promptly notify the Collateral Agent in writing upon the creation by any Grantor of a Deposit Account or Securities Account not listed on Schedule 5.5 to this Agreement, and, within thirty (30) days after the creation of such Deposit Account or Securities Account, provide for the execution of a Control Agreement with respect thereto, if required by Section 5.5 provided that (i) no Deposit Account Control Agreement shall be required with respect to any Deposit Accounts of a Credit Party solely used to fund California payroll, (ii) all Deposit Accounts (other than as set forth in subpart (i) hereof or Section 5.5 hereof) of the Grantors shall be maintained with the Administrative Agent, and (iii) with respect to any Securities Account opened by a Grantor within sixty (60) days after the Closing Date, such Credit Party shall have thirty (30) days after the opening of such Securities Account to deliver a Securities Account Control Agreement with respect thereto;

        (d)   promptly notify the Collateral Agent in writing whenever the Inventory of a Grantor, valued in excess (on an aggregate basis for all such Inventory of all Credit Parties at such location) of Five Hundred Thousand Dollars ($500,000), is located at a location of a third party (other than a Grantor that is not listed on Schedule 4.4 hereto and, except where such Inventory is located at a location of the United States government, cause to be executed and delivered to the Collateral Agent contemporaneously with any landlord's waiver, bailee's waiver, processor's waiver or similar document or notice that may be executed and delivered to the Administrative Agent;

        (e)   promptly notify the Collateral Agent in writing of any information that such Grantor has or may receive with respect to such Grantor's Collateral that might reasonably be determined to materially and adversely affect the value thereof or the rights of the Collateral Agent and the other Secured Parties with respect thereto;

        (f)    maintain such Grantor's (i) Equipment in good operating condition and repair, ordinary wear and tear excepted, making all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved, (ii) finished goods Inventory in saleable condition, and (iii) other items of Collateral, taken as an entirety, in such conditions as is consistent with generally accepted business practices, ordinary wear and tear excepted;

        (g)   subject to the provisions of the Intercreditor Agreement, deliver to the Collateral Agent, to hold as security for the Obligations all certificated Investment Property (other than Pledged Securities) owned by such Grantor, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, or in the event such Investment Property is in the possession of a Securities Intermediary or credited to a Securities Account, execute with the related Securities Intermediary a Securities Account Control Agreement over such Securities Account in favor of the Collateral Agent, for the benefit of the Secured Parties;

        (h)   upon request of the Collateral Agent, but subject to the provisions of the Intercreditor Agreement, promptly take such action and promptly make, execute, and deliver all such additional and further items, deeds, assurances, instruments and any other writings as the Collateral Agent may from time to time deem necessary or appropriate, including, without limitation, chattel paper, to carry into effect the intention of this Agreement, or so as to completely vest in and ensure to the Collateral Agent and the Secured Parties their respective rights hereunder and in or to the Collateral.

        11.    Grantors' Obligations with Respect to Intellectual Property.

        (a)   Subject to the provisions of the Intercreditor Agreement, no Grantor shall sell or assign its interest in, or, except as permitted in the Indenture, grant any license or sublicense with respect to, any Intellectual Property of such Grantor. Any attempted sale or license is null and void. No Grantor shall use the Intellectual Property of such Grantor in any manner that would jeopardize the validity or legal status thereof. Each Grantor shall comply with all patent marking requirements as specified in 35 U.S.C. § 287. Each Grantor shall further conform its usage of any trademarks to standard trademark usage, including, but not limited to, using the trademark symbols ®, ™, and SM where appropriate.

        (b)   Except as excused pursuant to the Indenture, each Grantor shall have the duty to prosecute diligently any patent, trademark, servicemark or copyright application pending as of the date of this Agreement or thereafter until this Agreement shall have been terminated, to file and prosecute opposition and cancellation proceedings and to do any and all acts that are necessary or desirable to preserve and maintain all rights in the Intellectual Property of such Grantor, including, but not limited to, payment of any maintenance fees. Any expenses incurred in connection with the Intellectual Property of Grantors shall be borne by Grantors. Grantors shall not abandon any Intellectual Property, unless the Grantor otherwise determines in its reasonable business judgment, that it no longer benefits from maintaining such Intellectual Property.

        12.    Grantors' Obligations with Respect to Assigned Government Contracts.    Subject to the Intercreditor Agreement, each Grantor shall, within a commercially reasonable time period, notify the Collateral Agent in writing whenever a new Assigned Government Contract comes into existence, and deliver to the Collateral Agent (a) an executed Instrument of Assignment, and (b) an executed Notice of Assignment of Claims. With respect to any Government Contract that is not already subject to an Instrument of Assignment and a Notice of Assignment of Claim, upon the occurrence of an Event of Default, each Grantor shall promptly execute and deliver to the Collateral Agent (i) an Instrument of Assignment, and (ii) a Notice of Assignment of Claim. The Collateral Agent is hereby authorized to file, with the appropriate Governmental Authority, all Instruments of Assignment and Notices of Assignment of Claim required to be delivered to the Collateral Agent under the terms of this Agreement.

        13.    Collections and Receipt of Proceeds by Grantors.

        Prior to exercise by the Collateral Agent of its rights under this Agreement, both (i) the lawful collection and enforcement of all of the Accounts of each Grantor, and (ii) the lawful receipt and retention by a Grantor of all Proceeds of all of the Accounts and Inventory of such Grantor shall be as the agent of the Collateral Agent for the benefit of the Secured Parties.

        14.    Collections and Receipt of Proceeds by the Collateral Agent.    During the continuance of an Event of Default, but subject to the provisions of the Intercreditor Agreement, the Collateral Agent shall, at all times, have the right, but not the duty, to collect and enforce any or all of the Accounts of Grantors as the Collateral Agent may deem advisable and, if the Collateral Agent shall at any time or times elect to do so in whole or in part, the Collateral Agent shall not be liable to any Grantor except for its own willful misconduct or gross negligence, if any. Each Grantor hereby constitutes and appoints the Collateral Agent, or the Collateral Agent's designated agent, as such Grantor's attorney-in-fact to exercise (subject to the Intercreditor Agreement), at any time, all or any of the following powers which, being coupled with an interest, shall be irrevocable until the Obligations are paid and performed in full (other than contingent indemnification obligations) or the Defeasance thereof shall have been consummated:

        (a)   to receive, retain, acquire, take, endorse, assign, deliver, accept and deposit, in the name of the Collateral Agent or any Grantor, any and all of such Grantor's cash, instruments, chattel paper, documents, Proceeds of Accounts, Proceeds of Inventory, collection of Accounts, and any other writings relating to any of the Collateral. Each Grantor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and any and all other similar notices with respect thereto, regardless of the form of any endorsement thereof. Neither the Collateral Agent nor any Secured Party shall be bound or obligated to take any action to preserve any rights therein against prior parties thereto;

        (b)   to transmit to Account Debtors of such Grantors, on any or all of the Accounts of such Grantor, notice of assignment to the Collateral Agent, for the benefit of the Secured Parties, thereof and the security interest of the Collateral Agent, for the benefit of the Secured Parties, and to request from such Account Debtors at any time, in the name of the Collateral Agent or such Grantor, information concerning the Accounts of such Grantor and the amounts owing thereon;

        (c)   to transmit to purchasers of any or all of the Inventory of such Grantor, notice of the security interest of the Collateral Agent, for the benefit of the Secured Parties, and to request from such purchasers at any time, in the name of the Collateral Agent or such Grantor, information concerning the Inventory of such Grantor and the amounts owing thereon by such purchasers;

        (d)   to notify and require Account Debtors on the Accounts of such Grantor and purchasers of the Inventory of such Grantor to make payment of their indebtedness directly to the Collateral Agent, for the benefit of the Secured Parties;

        (e)   to enter into or assent to such amendment, compromise, extension, release or other modification of any kind of, or substitution for, the Accounts of such Grantor, or any thereof, as the Collateral Agent, at its election (or at the direction of the Required Holders), may deem to be advisable;

        (f)    to enforce the Accounts of such Grantor or any thereof, or any other Collateral of such Grantor, by suit or otherwise, to maintain any such suit or other proceeding in the name of the Collateral Agent and to withdraw any such suit or other proceeding. Each Grantor agrees to lend every assistance requested by the Collateral Agent in respect of the foregoing, all at no cost or expense to the Collateral Agent or the Secured Parties and including, without limitation, the furnishing of such witnesses and of such records and other writings as the Collateral Agent may require in connection with making legal proof of any Account of such Grantor. Each Grantor agrees to reimburse the Collateral Agent and the Secured Parties in full for all court costs and attorneys' fees and every other cost, expense or liability, if any, incurred or paid by the Collateral Agent or the Secured Parties in connection with the foregoing, which obligation of such Grantor shall constitute Obligations, shall be secured by the Collateral and shall bear interest, until paid, at the Default Rate; and

        (g)   to accept all collections in any form relating to the Collateral, including remittances that may reflect deductions, and to deposit the same, into a Cash Collateral Account or, at the option of the Collateral Agent (at its election (or at the direction of the Required Holders), to apply them as a payment on the Obligations.

        15.    Collateral Agent's Authority Under Pledged Notes.    For the better protection of the Collateral Agent and the Secured Parties hereunder, but subject to the Intercreditor Agreement, each Grantor has executed (or will execute, with respect to future Pledged Notes) an appropriate endorsement on (or separate from) each Pledged Note of such Grantor and has deposited (or will deposit, with respect to future Pledged Notes) such Pledged Note with the Collateral Agent, for the benefit of the Secured Parties. Subject to the provisions of the Intercreditor Agreement, each Grantor irrevocably authorizes and empowers the Collateral Agent, for the benefit of the Secured Parties, during the continuance of an Event of Default, to (a) ask for, demand, collect and receive all payments of principal of and interest on the Pledged Notes of such Grantor; (b) compromise and settle any dispute arising in respect of the foregoing; (c) execute and deliver vouchers, receipts and acquittances in full discharge of the foregoing; (d) exercise, in the Collateral Agent's discretion, any right, power or privilege granted to the holder of any Pledged Note of such Grantor by the provisions thereof including, without limitation, the right to demand security or to waive any default thereunder; (e) endorse such Grantor's name to each check or other writing received by the Collateral Agent as a payment or other proceeds of or otherwise in connection with any Pledged Note of such Grantor; (f) enforce delivery and payment of the principal and/or interest on the Pledged Notes of such Grantor, in each case by suit or otherwise as the Collateral Agent may desire; (g) enforce the security, if any, for the Pledged Notes of such Grantor by instituting foreclosure proceedings, by conducting public or other sales or otherwise, and to take all other steps as the Collateral Agent, in its discretion, may deem advisable in connection with the forgoing; provided, however, that nothing contained or implied herein or elsewhere shall obligate the Collateral Agent to institute any action, suit or proceeding or to make or do any other act or thing contemplated by this Section 16 or prohibit the Collateral Agent from settling, withdrawing or dismissing any action, suit or proceeding or require the Collateral Agent to preserve any other right of any kind in respect of the Pledged Notes and the security, if any, therefor.

        16.    Commercial Tort Claims.    If any Grantor acquires any commercial tort claims after the date hereof for a claim which reasonably could be expected to exceed $1,000,000 or with respect to which the Administrative Agent has been granted a perfected security interest, such Grantor shall promptly (but in any event within 5 Business Days after such acquisition) (i) deliver to the Collateral Agent a written description of such commercial tort claim, (ii) execute and deliver a supplement to this Agreement, pursuant to which such Grantor shall grant a perfected security interest in all of its right, title and interest in and to such commercial tort claim to the Collateral Agent, as security for the Obligations (a "Commercial Tort Claim Assignment") and (iii) not in limitation but in furtherance of Section 5.1, file a financing statement or amendment to a previously filed and effective financial statement describing such commercial tort claim with sufficient particularity to the extent necessary to perfect the Collateral Agent's Lien therein.

        17.    Use of Inventory and Equipment.    Until the exercise by the Collateral Agent of its rights under this Agreement, each Grantor may (a) retain possession of and use the Inventory and Equipment of such Grantor in any lawful manner not inconsistent with this Agreement or with the terms, conditions, or provisions of any policy of insurance thereon; (b) sell or lease its Inventory in the ordinary course of business; and (c) use and consume raw materials or supplies, the use and consumption of which are necessary in order to carry on such Grantor's business.

        18.    Authorization and Appointments.

        (a)   Each Grantor hereby irrevocably authorizes and appoints the Company to take all such actions, and exercise all such powers, as are granted to, or contemplated to be taken by, the Company pursuant to the Indenture.

        (b)   Each Grantor hereby agrees to, and hereby ratifies, all authorizations and appointments granted by such Grantor to the Collateral Agent, or contemplated to be given to the Collateral Agent by such Grantor, under the terms of the Indenture.

        19.    Default and Remedies.

          19.1.  The occurrence of an Event of Default, as defined in the Indenture, shall constitute an Event of Default.

          19.2.  The Collateral Agent and the Secured Parties shall at all times have the rights and remedies of a secured party under the U.C.C. as in effect from time to time, in addition to the rights and remedies of a secured party provided elsewhere within this Agreement, in any other related document executed by any Grantor or otherwise provided in law or equity. Subject to the provisions of the Intercreditor Agreement, upon the occurrence of an Event of Default and at all times thereafter, the Collateral Agent (at its election (or at the direction of the Required Holders)) may require each Grantor to assemble such Grantor's Collateral, which each Grantor agrees to do, and make it available to the Collateral Agent at a reasonably convenient place to be designated by the Collateral Agent. The Collateral Agent (at its election (or at the direction of the Required Holders)) may, with or without notice to or demand upon any Grantor and with or without the aid of legal process, make use of such force as may be necessary to enter any premises where the Collateral, or any part thereof, may be found and to take possession thereof (including anything found in or on the Collateral that is not specifically described in this Agreement, each of which findings shall be considered to be an accession to and a part of the Collateral) and for that purpose (at its election (or at the direction of the Required Holders)) may pursue the Collateral wherever the same may be found, without liability for trespass or damage caused thereby to a Grantor. After any delivery or taking of possession of the Collateral, or any thereof, pursuant to this Agreement, then, with or without resort to any Grantor or any other Person or property, all of which each Grantor hereby waives, and upon such terms and in such manner as the Collateral Agent may deem advisable, the Collateral Agent (at its election (or at the direction of the Required Holders)) may sell, assign, transfer and deliver any of the Collateral at any time, or from time to time. No prior notice need be given to any Grantor or to any other Person in the case of any sale of Collateral that the Collateral Agent determines to be perishable or to be declining speedily in value or that is customarily sold in any recognized market, but in any other case the Collateral Agent shall give Grantors no fewer than ten days prior notice of either the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Each Grantor waives advertisement of any such sale and (except to the extent specifically required by the preceding sentence) waives notice of any kind in respect of any such sale. At any such public sale, the Collateral Agent or any Secured Party may purchase the Collateral, or any part thereof, free from any right of redemption, all of which rights each Grantor hereby waives and releases. After deducting all related expenses, and after paying all claims, if any, secured by liens having precedence over this Agreement, the Collateral Agent may apply the net proceeds of each such sale to or toward the payment of the Obligations, whether or not then due, in such order and by such division as the Collateral Agent (at its election (or at the direction of the Required Holders)) may deem advisable. Any excess, to the extent permitted by law, shall be paid to such Grantor, and the obligors on the Obligations shall remain liable for any deficiency. In addition, during the continuance of an Event of Default, the Collateral Agent shall at all times have the right to obtain new appraisals of each Grantor or the Collateral, the cost of which shall be paid by such Grantor.

        20.    Maximum Liability of Each Grantor and Rights of Contribution.    Anything in this Agreement or any other Loan Document to the contrary notwithstanding, in no event shall the amount of the Obligations secured by this Agreement by any Grantor exceed the maximum amount that (after giving effect to the incurring of the obligations hereunder and to any rights to contribution of such Grantor from other affiliates of the Company) would not render the rights to payment of the Collateral Agent and the Secured Parties hereunder void, voidable or avoidable under any applicable fraudulent transfer law. Grantors hereby agree as among themselves that, in connection with the payments made hereunder, each Grantor shall have a right of contribution from each other Grantor in accordance with applicable law. Such contribution rights shall be waived until such time as the Obligations have been irrevocably paid in full, and no Grantor shall exercise any such contribution rights until the Obligations have been irrevocably paid in full.

        21.    Reasonable Care by Collateral Agent.    The Collateral Agent shall be deemed by each Grantor to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own similar property.

        22.    Indemnity.    Without duplication of any amounts payable under any other similar indemnity provision set forth in the Indenture or any other Indenture Documents, each Grantor shall, jointly and severally: (i) pay all out-of-pocket costs and expenses of the Collateral Agent incurred in connection with the administration of and in connection with the preservation of rights under, and enforcement of, and any renegotiating or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Collateral Agent); (ii) pay and hold the Collateral Agent and the other Secured Parties harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save the Collateral Agent and the other Secured Parties harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies; and (iii) indemnify the Collateral Agent and each of the other Secured Parties, and each of their respective officers, directors, shareholders, employees, representatives and agents from and hold each of them harmless against any and all costs, losses, liabilities, claims, obligations, suits, penalties, judgments, damages or expenses incurred by or asserted against any of them (whether or not any of them is designated a party thereto) arising out of or by reason of this Agreement or any transaction contemplated hereby (including, without limitation, any investigation, litigation or other proceeding related to this Agreement), including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding. Notwithstanding anything in this Agreement to the contrary, such Grantor shall not be responsible to the Collateral Agent or any other Secured Party for any costs, losses, damages, liabilities or expenses which result from the gross negligence or willful misconduct on the part of such Collateral Agent or any other Secured Party. Each Grantor's obligations under this Section shall survive any termination of this Agreement.

        23.    Waiver of Claims.    Except as otherwise provided in this Agreement or prohibited by law, EACH GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR SALE OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Grantor hereby further waives (and releases any cause of action and claim against the Collateral Agent as a result of), to the fullest extent permitted by law: (a) all damages occasioned by such taking of possession, collection or sale except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct; (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of acceleration, presentment, protest, advertisement or notice of any kind to or upon such Grantor or any other person or entity; and (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to delay the enforcement of this Agreement.

        24.    Interpretation.    Each right, power or privilege specified or referred to in this Agreement is cumulative and in addition to and not in limitation of any other rights, powers and privileges that the Collateral Agent may otherwise have or acquire by operation of law, by contract or otherwise. No course of dealing by the Collateral Agent in respect of, nor any omission or delay by the Collateral Agent in the exercise of, any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or of any other right, power or privilege, as the Collateral Agent may exercise each such right, power or privilege either independently or concurrently with others and as often and in such order as the Collateral Agent may deem expedient. No waiver, consent or other agreement shall be deemed to have been made by the Collateral Agent be binding upon the Collateral Agent in any case unless specifically granted by the Collateral Agent in writing, and each such writing shall be strictly construed. The captions to sections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement.

        25.    Notice.    All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to a Grantor, mailed or delivered to it, addressed to it at the address specified on the signature page of this Agreement, if to the Collateral Agent, mailed or delivered to it, addressed to the address of the Collateral Agent specified on the signature pages hereof or, as to each party, at such other address as shall be designated by such party in a written notice to each of the other parties. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or two Business Days after being deposited in the mail with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices from a Grantor to the Collateral Agent pursuant to any of the provisions hereof shall not be effective until received by the Collateral Agent.

        26.    Successors and Assigns.    This Agreement shall be binding upon each Grantor and their respective successors and assigns and shall inure to the benefit of and be enforceable and exercisable by the Collateral Agent on behalf of and for the benefit of Secured Parties and their respective successors and assigns.

        27.    Severability.    If, at any time, one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        28.    Termination.    At such time as the Obligations are paid and performed in full (other than contingent indemnification obligations) or the Defeasance thereof shall have been consummated, the Grantors shall have the right to terminate this Agreement. Upon written request of Grantors, the Collateral Agent shall authorize the filing by the Grantors of appropriate termination statements, cancel all control agreements and return all physically pledged Collateral, and Grantors will indemnify the Collateral Agent in all respects for all costs incurred by the Collateral Agent in connection with such termination.

        29.    Entire Agreement.    This Agreement integrates all of the terms and conditions with respect to the Collateral and supersedes all oral representations and negotiations and prior writings, if any, with respect to the subject matter hereof.

        30.    Headings; Execution.    The headings and subheadings used herein are for convenience of reference only and shall be ignored in interpreting the provisions of this Agreement. This Agreement may be executed by facsimile signature, which, when so executed and delivered, shall be deemed to be an original.

        31.    Additional Grantors.    Additional Subsidiaries may become a party to this Agreement by the execution of a Security Agreement Joinder and delivery of such other supporting documentation, corporate governance and authorization documents, and an opinion of counsel, as required by Section 4.16 of the Indenture.

        32.    Intercreditor Agreement.    (a) The Liens granted hereunder in favor of Collateral Agent for the benefit of the Secured Parties in respect of the Collateral and the exercise of any right related thereto thereby shall be subject, in each case, to the terms of the Intercreditor Agreement.

        (b)   Notwithstanding anything to the contrary herein, any provision hereof that requires any Grantor to (i) deliver any Credit Facility Priority Collateral to the Collateral Agent or (ii) provide that the Collateral Agent have control over such Collateral may be satisfied by (A) the delivery of such Collateral by such Grantor to the Administrative Agent for the benefit of the Lenders and the Collateral Agent for the benefit of the Secured Parties pursuant to the Intercreditor Agreement and (B) providing that the Administrative Agent be provided with control with respect to such Collateral of such Grantor for the benefit of the Lenders and the Collateral Agent for the benefit of the Secured Parties pursuant to the Intercreditor Agreement.

        30.    Governing Law; Submission to Jurisdiction.    The provisions of this Agreement and the respective rights and duties of each Grantor, and the Collateral Agent hereunder shall be governed by and construed in accordance with New York law, without regard to principles of conflicts of laws. Each Grantor hereby irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in New York county, New York, over any such action or proceeding arising out of or relating to this Agreement, any Indenture Document or any related document, and each Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any such action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Each Grantor agrees that a final, nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

[Remainder of page intentionally left blank.]

        JURY TRIAL WAIVER.    EACH GRANTOR, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG GRANTORS, COMPANY, COLLATERAL AGENT AND THE SECURED PARTIES, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

        IN WITNESS WHEREOF, the undersigned has executed and delivered this Security Agreement as of the date first written above.

Address:	4820 Eastgate Mall	KRATOS DEFENSE & SECURITY SOLUTIONS, INC
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	AI METRIX, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	DEFENSE SYSTEMS, INCORPORATED
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	DIGITAL FUSION SOLUTIONS, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	DIGITAL FUSION, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	DTI ASSOCIATES, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	HAVERSTICK CONSULTING, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	HAVERSTICK GOVERNMENT SOLUTIONS, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	HGS HOLDINGS, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	JMA ASSOCIATES, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	KRATOS COMMERCIAL SOLUTIONS, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	KRATOS GOVERNMENT SOLUTIONS, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	KRATOS MID-ATLANTIC, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	KRATOS SOUTHEAST, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	KRATOS SOUTHWEST, L.P.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	KRATOS TEXAS, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	MADISON RESEARCH CORPORATION
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	POLEXIS, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	REALITY BASED IT SERVICES, LTD.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	ROCKET SUPPORT SERVICES, LLC
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer of HGS Holdings, Inc., Managing Member of Rocket Support Services, LLC

Address:	4820 Eastgate Mall	SHADOW I, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	SHADOW II, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	SHADOW III, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	SUMMIT RESEARCH CORPORATION
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	SYS
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	WFI NMC CORP.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	CHARLESTON MARINE CONTAINERS, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	DALLASTOWN REALTY I, LLC
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer of Gichner Holdings, Inc., Member and Manager of Dallastown Realty I, LLC

Address:	4820 Eastgate Mall	DALLASTOWN REALTY II, LLC
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer of Dallastown Realty I, LLC, Member and Manager of Dallastown Realty II, LLC

Address:	4820 Eastgate Mall	GICHNER HOLDINGS, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	GICHNER SYSTEMS GROUP, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	4820 Eastgate Mall	GICHNER SYSTEMS INTERNATIONAL, INC.
San Diego, California 92121 Attention: Legal Department
		By:	/s/ Deanna H. Lund
			Name:	Deanna H. Lund
			Title:	Executive Vice President & Chief Financial Officer

Address:	Wilmington Trust FSB	WILMINGTON TRUST FSB,
	CCS-Corporate Capital Markets	as Collateral Agent
50 South Sixth Street Suite 1290 Minneapolis, MN 55402-1544
		By:	/s/ Jane Schweiger
			Name:	Jane Schweiger
			Title:	Vice President

 EXHIBIT A

GRANTORS

Ai Metrix, Inc.
Defense Systems, Incorporated
Digital Fusion Solutions, Inc.
Digital Fusion, Inc.
DTI Associates, Inc.
Haverstick Consulting, Inc.
Haverstick Government Solutions, Inc.
HGS Holdings, Inc.
JMA Associates, Inc.
Kratos Commercial Solutions, Inc.
Kratos Government Solutions, Inc.
Kratos Mid-Atlantic, Inc.
Kratos Southeast, Inc.
Kratos Southwest, L.P.
Kratos Texas, Inc
Madison Research Corporation
Polexis, Inc.
Reality Based IT Services, Ltd.
Rocket Support Services, LLC
Shadow I, Inc.
Shadow II, Inc.
Shadow III, Inc.
Summit Research Corporation
SYS
WFI NMC Corp.
Charleston Marine Containers Inc.
Dallastown Realty I, LLC
Dallastown Realty II, LLC
Gichner Holdings, Inc.
Gichner Systems Group, Inc.
Gichner Systems International, Inc.

 EXHIBIT B

FORM OF
INSTRUMENT OF ASSIGNMENT

ASSIGNMENT OF CLAIMS
[Contract Number]

        FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, [Company] (the "Company"), does hereby assign, transfer and set over to Wilmington Trust FSB, as the collateral agent ("Collateral Agent") for the Secured Parties under that certain Indenture, dated as May 19, 2010 (as the same may from time to time be amended, restated or otherwise modified, the "Indenture"), by and among Kratos Defense & Security Solutions, Inc., the Collateral Agent, and the guarantors party thereto, all its right, title and interest in and to all payments due under the Contract Number [Contract Number] (the "Contract") payable by [Customer] to the Company pursuant to the Contract.

        IN WITNESS WHEREOF, the Company has caused this Assignment of Claims to be executed by its duly authorized officer this      day of                        , 20    .

[Company]
By:
Name:
Title:

        I, [                        ], in my capacity as the [Secretary] of [Company], do hereby certify that [                        ] is the duly elected [                        ] of [Company] and that the signature set forth opposite [her][his] name above is [her][his] genuine signature.

By:
Name:
Title:

 EXHIBIT C

FORM OF
NOTICE OF ASSIGNMENT OF CLAIMS

TO:	[Contract Officer]
[Customer]
[Contract Officer Contact]

        This is in reference to Contract No. [Contract Number], dated [Contract Date], entered into between [Company] [Company Address] and [Customer] [Contract Officer Contact], for [Contract Description].

        Moneys due or to become due under the contract described above have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15.

        A true copy of the instrument of assignment executed by the Contractor on                            , is attached to the original notice.

        Payments due or to become due under this contract should be made to the undersigned assignee.

        Please return to the undersigned the three enclosed copies of this notice with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee.

Very truly yours,
Address:	[ ]	WILMINGTON TRUST FSB, as Collateral Agent
By:
Name:
Title:

 Acknowledgement

        Receipt is acknowledged of the above notice and of a copy of the instrument of assignment. They were received at             (a.m.) (p.m.) on                            , 20    .

[signature]

[title]

On behalf of

[name of addressee of this notice]

 EXHIBIT D

FORM OF
SECURITY AGREEMENT JOINDER

        This SECURITY AGREEMENT JOINDER (as the same may from time to time be amended, restated, supplemented or otherwise modified, this "Agreement"), is made as of the [      ] day of [            ,             ] by [                            ], a [                  ] [                  ] ("New Grantor"), in favor of WILMINGTON TRUST FSB, as the collateral agent ("Collateral Agent"), for the benefit of the Secured Parties (as defined in the Security Agreement).

        WHEREAS, Kratos Defense & Security Solutions, Inc., a Delaware corporation (the "Company") entered into an Indenture, dated as of May 19, 2010, (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Company has issued 10% Senior Secured Notes due June 1, 2017 in a principal amount of $225,000,000 (and, together with any additional notes that may be issued by the Company from time to time thereunder or exchanged therefor or for such additional notes, the "Notes");

        WHEREAS, in connection with the Indenture, certain of the Company's subsidiaries (such subsidiaries, together with the Company, each, a "Grantor" and, collectively, the "Grantors") entered into that certain Security Agreement, dated as of May 19, 2010 (as the same may from time to time be amended, restated or otherwise modified, the "Security Agreement"), pursuant to which the Grantors granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and pledge of substantially all of their assets;

        WHEREAS, New Grantor, a subsidiary of the Company, deems it to be in the direct pecuniary and business interests of New Grantor that the Company continue to obtain from the Secured Parties the financial accommodations provided for in the Indenture;

        WHEREAS, New Grantor understands that the Secured Parties are willing to continue grant such financial accommodations only upon certain terms and conditions, one of which is that New Grantor grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and a collateral assignment of New Grantor's Collateral, as hereinafter defined, and this Agreement is being executed and delivered in consideration of each financial accommodation granted to the Company by the Secured Parties, and for other valuable consideration;

        WHEREAS, pursuant to Section 5.01 of the Indenture and Section 31 of the Security Agreement, New Grantor has agreed that, effective on [            ], [        ] (the "Joinder Effective Date"), New Grantor shall become a party to the Security Agreement and shall become a "Grantor" thereunder; and

        WHEREAS, except as specifically defined herein, capitalized terms used herein that are defined in the Security Agreement shall have their respective meanings ascribed to them in the Security Agreement;

        NOW, THEREFORE, in consideration of the benefits accruing to New Grantor, the receipt and sufficiency of which are hereby acknowledged, New Grantor hereby makes the following representations and warranties to the Collateral Agent and the Secured Parties, covenants to the Collateral Agent and the Secured Parties, and agrees with the Collateral Agent as follows:

        Section 1.    Assumption and Joinder.    On and after the Joinder Effective Date:

        (a)   New Grantor hereby irrevocably and unconditionally assumes, agrees to be liable for, and agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of a "Grantor" under the Security Agreement and all of the other Indenture Documents (as defined in the Indenture) applicable to it as a Grantor under the Security Agreement;

        (b)   New Grantor shall become bound by all representations, warranties, covenants, provisions and conditions of the Security Agreement and each other Indenture Document applicable to it as a Grantor under the Security Agreement, as if New Grantor had been the original party making such representations, warranties and covenants; and

        (c)   all references to the term "Grantor" in the Security Agreement or in any other Indenture Document, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, New Grantor.

        Section 2.    Grant of Security Interests.    In consideration of and as security for the full and complete payment, and performance when due, of all of the Obligations, New Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of New Grantor's Collateral.

        Section 3.    Representations and Warranties of New Grantor.    New Grantor hereby represents and warrants to Collateral Agent and each Secured Party that:

        (a)   New Grantor has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and under the Security Agreement and any other Indenture Document to which it is a party. The execution, delivery and performance of this Agreement by New Grantor and the performance of its obligations under this Agreement, the Security Agreement, and any other Indenture Document have been duly authorized by the board of directors of New Grantor and no other corporate proceedings on the part of New Grantor are necessary to authorize the execution, delivery or performance of this Agreement, the transactions contemplated hereby or the performance of its obligations under this Agreement, the Security Agreement or any other Indenture Document. This Agreement has been duly executed and delivered by New Grantor. This Agreement, the Security Agreement and each Indenture Document constitutes the legal, valid and binding obligation of New Grantor enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

        (b)   Attached hereto as Exhibit A are supplemental schedules to the Indenture, which schedules set forth the information required by the Indenture with respect to New Grantor.

        (c)   Each of the representations and warranties set forth in the Security Agreement are true and correct in all material respects on as and as of the date hereof as such representations and warranties apply to New Grantor (except to the extent that any such representations and warranties expressly relate to an earlier date) with the same force and effect as if made on the date hereof.

        Section 4.    Further Assurances.    At any time and from time to time, upon Collateral Agent's request and at the sole expense of New Grantor, New Grantor will promptly and duly execute and deliver to Collateral Agent any and all further instruments and documents and take such further action as Collateral Agent reasonably deems necessary or appropriate to effect the purposes of this Agreement.

        Section 5.    Notice.    All notices, requests, demands and other communications to New Grantor provided for under the Security Agreement and any other Indenture Document shall be addressed to New Grantor at the address specified on the signature page of this Agreement, or at such other address as shall be designated by New Grantor in a written notice to Collateral Agent and the Secured Parties.

        Section 6.    Binding Nature of Agreement.    All provisions of the Security Agreement and the other Indenture Documents shall remain in full force and effect and be unaffected hereby. This Agreement shall be binding upon New Grantor and shall inure to the benefit of Collateral Agent and the Secured Parties, and their respective successors and permitted assigns.

        Section 7.    Miscellaneous.    This Agreement may be executed by facsimile signature, that, when so executed and delivered, shall be deemed to be an original.

        Section 8.    Governing Law.    This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to principles of conflicts of laws.

[Remainder of page left intentionally blank]

        JURY TRIAL WAIVER.    NEW GRANTOR HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG NEW GRANTOR, THE COMPANY, COLLATERAL AGENT AND THE SECURED PARTIES, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

        IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement Joinder as of the date first written above.

Address:		[NEW GRANTOR]

By:
	Attention:		Name:
Title:

 EXHIBIT E

ISSUERS

Kratos Defense & Security Solutions, Inc.

PLEDGED INTERESTS

Pledgor	Issuer	Jurisdiction	Shares	Certificate Number	Ownership Percentage
Kratos Defense & Security Solutions, Inc.	Kratos Commercial Solutions, Inc.	DE	1,000	0002	100%
Kratos Defense & Security Solutions, Inc.	SYS	CA	1,000	0001	100%
Kratos Defense & Security Solutions, Inc.	Digital Fusion, Inc.	DE	1,000	0001	100%
Kratos Defense & Security Solutions, Inc.	Kratos Government Solutions, Inc.	DE	100	0002	100%
Kratos Defense & Security Solutions, Inc.	Gichner Holdings, Inc.	DE	16	113,125	100%
					Common Stock
Kratos Defense & Security Solutions, Inc.	Gichner Holdings, Inc.	DE	PA-15	10,868.75	100%
					Series A Preferred Stock
Kratos Defense & Security Solutions, Inc.	Gichner Holdings, Inc.	DE	PB-31	240,000	100%
					Series B Preferred Stock
Kratos Commercial Solutions, Inc.	Kratos Mid-Atlantic, Inc.	DE	1,870	0017	100%
Kratos Commercial Solutions, Inc.	Kratos Southeast, Inc.	GA	511	0011	100%
Kratos Commercial Solutions, Inc.	Kratos Texas, Inc.	TX	10,000	0008	100%
Kratos Commercial Solutions, Inc.	WFI NMC Corp.	DE	1,000	0005	100%
Kratos Texas, Inc.	Kratos Southwest L.P.	TX	n/a	n/a	1%
WFI NMC Corp.	Kratos Southwest L.P.	TX	n/a	n/a	99%
SYS	Ai Metrix, Inc.	DE	1,000	001	100%
SYS	Polexis, Inc.	CA	5,000	1	100%
SYS	Reality Based IT Services Ltd.	MD	10	1	100%

Pledgor	Issuer	Jurisdiction	Shares	Certificate Number	Ownership Percentage
SYS	Shadow I, Inc.	CA	1,000	1	100%
SYS	Shadow II, Inc.	CA	1,000	1	100%
SYS	Shadow III, Inc.	CA	1,000	1	100%
Digital Fusion, Inc.	Digital Fusion Solutions, Inc.	FL	3,500,000	0007	100%
Digital Fusion, Inc.	Summit Research Corporation	AL	80,000	0001	100%
Kratos Government Solutions, Inc.	Defense Systems, Incorporated	VA	3,000	0002	100%
Kratos Government Solutions, Inc.	Haverstick Consulting, Inc.	IN	1,000	0001	100%
Kratos Government Solutions, Inc.	JMA Associates, Inc.	DE	7,000,000	0005	100%
Kratos Government Solutions, Inc.	Madison Research Corporation	AL	1,000	0013	100%
Haverstick Consulting, Inc.	HGS Holdings, Inc.	IN	1,000	1	100%
HGS Holdings, Inc.	DTI Associates, Inc.	VA	2,000	21	100%
			1,420	22
			200	23
			200	24
			140	25
			40	26
HGS Holdings, Inc.	Haverstick Government Solutions, Inc.	OH	850	2	100%
HGS Holdings, Inc.	Rocket Support Services, LLC	IN	1,000	n/a	100%
Gichner Holdings, Inc.	Gichner Systems, Inc.	DE	100	1	100%
Gichner Holdings, Inc.	Dallastown Realty I, LLC	DE	n/a	n/a	100%
Gichner Systems, Inc.	Charleston Marine Containers Inc.	DE	100	2	100%
Gichner Systems, Inc.	Gichner Systems International, Inc.	DE	1,000	5	100%
Gichner Systems International, Inc.	Gichner Europe Limited	U.K.	650	1	100%*
			350	2
Dallastown Realty I, LLC	Dallastown Realty II, LLC	DE	n/a	n/a	100%

*
100% of non-voting shares and equity interests and 65% of voting shares or equity interest constitute Pledged Securities

 EXHIBIT F

FORM OF
INTELLECTUAL PROPERTY SECURITY AGREEMENT

 PLEDGED NOTES

Kratos Intercompany Notes

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$120,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$15,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$15,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$20,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$120,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Kratos Southwest, L.P.	By its General Partner: WFI NMC Corp: By: Laura Siegal, Vice President & Corporate Controller	$15,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$80,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$50,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, Sr. VP & CFO	$10,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$75,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Southwest, L.P.	By its General Partner: WFI NMC Corp: By: Laura Siegal, Vice President & Corporate Controller	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	WFl NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Government Solutions, Inc,	Deanna Lund, SVP, CFO & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$120,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$50,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Kratos Southwest, L.P.	By its General Partner: WFI NMC Corp: By: Laura Siegal, Vice President & Corporate Controller	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$15,000,000
Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$75,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southwest, L P.	By its General Partner WFI NMC Corp: By: Laura Siegal, Vice President & Corporate Controller	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Commercial Solutions, Inc,	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	WFI NMC Corp,	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$50,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: By: Laura Siegal, Vice President & Corporate Controller	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Digital Fusion, inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$15,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Southeast, inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Southeast, inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$20,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$40,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$60,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$20,000,000
Haverstick Consulting, Inc,	Deanna Lund, SVP, CFO & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$120,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Haverstick Government Solutions, Inc,	Deanna Lund, SVP, CFO	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Kratos Texas, Inc,	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	JMA Associates inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
HGS Holdings, Inc,	Deanna Lund, SVP, CFO	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
HGS Holdings, Inc.	Deanna Lund, SVP, CFO	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siege, Vice President & Corporate Controller	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$50,000,000
Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	SYS, Inc,	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$20,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$60,000,000
DTI Associates, Inc,	Deanna Lund, SVP, CFO	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
DTI Associates, Inc.	Deanna Lund, SVP, CFO	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$15,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000 _,
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Commercial Solutions, Inc,	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Government Solutions, inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	SYS, Inc.	Laura L, Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Government Solutions, Inc,	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000
WFI NMC Corp,	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$80,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$50,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Commercial Solutions, inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Digital Fusion, inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Digital Fusion, Inc,	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$0,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, inc.: Deanna Lund, SVP & CFO	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$20,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	DTI Associates, Inc,	Deanna Lund, SVP, CFO	$20,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Government Solutions, Inc,	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Haverstick Consulting, inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Digital Fusion, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Kratos Defense & Security Solutions, Inc.	Laura Siegal, Vice President & Corporate Controller	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Kratos Government Solutions, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Madison Research Corporation	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Kratos Commercial Solutions, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Kratos Mid-Atlantic, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$0,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Kratos Southeast, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Haverstick Consulting, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	HGS Holdings, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Haverstick Government Solutions, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	DTI Associates, Inc.	Deanna Lund, SVP, CFO	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Kratos Southwest, L.P.	By its General Partner WFI NMC Corp: Laura Siegal, Vice President & Corporate Controller	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Kratos Texas, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	WFI NMC Corp.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	SYS, Inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000

Company	Signatory for Lender, with Title	Issuer	Signatory for Borrower, with Title	Maximum Amount
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Digital Fusion, inc.	Laura L. Siegal, VP, Corporate Controller, Secretary & Treasurer	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	Rocket Support Services, LLC	By its Manager: HGS Holdings, Inc.: Deanna Lund, SVP & CFO	$10,000,000
Defense Systems, Incorporated	Deanna Lund, SVP, CFO & Treasurer	JMA Associates, Inc.	Deanna Lund, SVP, CFO & Treasurer	$10,000,000

 SCHEDULE 4.4

CORPORATE EXISTENCE; SUBSIDIARIES; FOREIGN QUALIFICATION

Company	State of Formation/ Foreign Qualification(s), if applicable	Ownership	Address of Chief Executive Office
Kratos Defense & Security Solutions, Inc.	Delaware Foreign qualification: California	Publicly held company	4820 Eastgate Mall, San Diego, CA 92121
Gichner Holdings, Inc.	Delaware Foreign qualification: Pennsylvania	100% owned by Borrower	490 East Locust Street, Dallastown, Pennsylvania 17313
Digital Fusion, Inc.	Delaware Foreign Qualification: Alabama	100% owned by Borrower	5030 Bradford Drive, Building 1, Suite 210 Huntsville, AL 35805
Kratos Commercial Solutions, Inc.	Delaware Foreign Qualification: California	100% owned by Borrower	4820 Eastgate Mall, San Diego, CA 92121
Kratos Government Solutions, Inc.	Delaware Foreign Qualification: California	100% owned by Borrower	4820 Eastgate Mall, San Diego, CA 92121
SYS	California	100% owned by Borrower	4820 Eastgate Mall, San Diego, CA 92121
WFI Argentina S.A. (Dormant Subsidiary)	Argentina	100% owned by Borrower	n/a
Beijing WanFeng United Wireless Technology Consulting Co. (Dormant Subsidiary)	China	100% owned by Borrower	n/a
Wireless Facilities, Inc./Entel (Dormant Subsidiary)	Delaware	100% owned by Borrower	n/a
Posinet, Inc. (Dormant Subsidiary)	Delaware	100% owned by Borrower	n/a
WFI India Private Limited(Dormant Subsidiary)	India	100% owned by Borrower	n/a
WFI Uruguay S.A. (Dormant Subsidiary)	Uruguay	100% owned by Borrower	n/a
Wireless Facilities International, Spain S.L. (Dormant Subsidiary)	Spain	100% owned by Borrower	n/a
WFI UK Limited (Dormant Subsidiary)	UK	100% owned by Borrower	n/a

Company	State of Formation/ Foreign Qualification(s), if applicable	Ownership	Address of Chief Executive Office
Wireless Facilities International Singapore PTE LTD (Dormant Subsidiary)	Singapore	100% owned by Borrower	n/a
Digital Fusion Solutions, Inc.	Florida Foreign Qualification: Alabama	100% owned by Digital Fusion, Inc.	5030 Bradford Drive, Building 1, Suite 210 Huntsville, AL 35805
Summit Research Corporation	Alabama	100% owned by Digital Fusion, Inc.	5030 Bradford Drive, Building 1, Suite 210 Huntsville, AL 35805
Charleston Marine Containers Inc.	Delaware Foreign qualification: South Carolina	100% owned by Gichner Holdings, Inc.	490 East Locust Street, Dallastown, Pennsylvania 17313
Dallastown Realty I, LLC	Delaware Foreign qualification: Pennsylvania	100% owned by Gichner Holdings, Inc.	490 East Locust Street, Dallastown, Pennsylvania 17313
Dallastown Realty II, LLC	Delaware Foreign Qualification: Pennsylvania	100% owned by Gichner Holdings, Inc.	490 East Locust Street, Dallastown, Pennsylvania 17313
Gichner Europe Limited	U.K.	100% owned by Gichner Holdings, Inc.	490 East Locust Street, Dallastown, Pennsylvania 17313
Gichner Systems Group, Inc.	Delaware Foreign qualification: Pennsylvania	100% owned by Gichner Holdings, Inc.	490 East Locust Street, Dallastown, Pennsylvania 17313
Gichner Systems International, Inc.	Delaware Foreign qualification: Pennsylvania	100% owned by Gichner Holdings, Inc.	490 East Locust Street, Dallastown, Pennsylvania 17313
HGS Holdings, Inc.	Indiana	100% owned by Haverstick Consulting, Inc.	6270 Corporate Drive, Suite 100 Indianapolis, IN 46278
DTI Associates, Inc.	Virginia	100% owned by HGS Holdings, Inc.	2920 South Glebe Road Arlington, VA 22206
Haverstick Government Solutions, Inc.	Ohio	100% owned by HGS Holdings, Inc.	2900 Presidential Drive, Suite 260 Fairborn, OH 45324
Rocket Support Services, LLC	Indiana	100% owned by HGS Holdings, Inc.	2409 Peppermill Dr., Suite A Glen Burnie, Maryland 21061-3267
Kratos Mid-Atlantic, Inc.	Delaware	100% owned by Kratos Commercial Solutions, Inc.	1100 First State Boulevard, Wilmington, DE 19804

Company	State of Formation/ Foreign Qualification(s), if applicable	Ownership	Address of Chief Executive Office
Kratos Southeast, Inc.	Georgia	100% owned by Kratos Commercial Solutions, Inc.	840 Franklin Court SE, Marietta, GA 30067
Kratos Texas, Inc.	Texas	100% owned by Kratos Commercial Solutions, Inc.	9203 Emmott Road, Houston, TX 77040
WFI NMC Corp.	Delaware	100% owned by Kratos Commercial Solutions, Inc.	4820 Eastgate Mall, San Diego, CA 92121
Defense Systems, Incorporated	Virginia	100% owned by Kratos Government Solutions, Inc.	4820 Eastgate Mall, San Diego, CA 92121
Haverstick Consulting, Inc.	Indiana	100% owned by Kratos Government Solutions, Inc.	6270 Corporate Drive, Suite 100 Indianapolis, IN 46278
JMA Associates, Inc d/b/a TLA Associates	Delaware Foreign Qualification: Virginia	100% owned by Kratos Government Solutions, Inc.	6412 Beulah Street, Alexandria, VA 22310
Madison Research Corporation	Alabama	100% owned by Kratos Government Solutions, Inc.	401 Wynn Drive, Huntsville, AL 38505
Ai Metrix, Inc.	Delaware Foreign Qualification: California	100% owned by SYS	4820 Eastgate Mall, San Diego, CA 92121
Polexis, Inc.	California	100% owned by SYS	4820 Eastgate Mall, San Diego, CA 92121
Reality Based IT Services, Ltd.	Maryland	100% owned by SYS	4820 Eastgate Mall, San Diego, CA 92121
Shadow I, Inc.	California	100% owned by SYS	4820 Eastgate Mall, San Diego, CA 92121
Shadow II, Inc.,	California	100% owned by SYS	4820 Eastgate Mall, San Diego, CA 92121
Shadow III, Inc.	California	100% owned by SYS	4820 Eastgate Mall, San Diego, CA 92121
Kratos Southwest L.P.	Texas	99% LP Interest held by WFI NMC Corp 1% GP Interest held by Kratos Texas, Inc.	9203 Emmott Road, Houston, TX 77040

 LOCATIONS

Company	Chief Executive Office	Other Location(s)	Owned/Leased
Ai Metrix, Inc.	4820 Eastgate Mall, San Diego, CA 92121		All premises leased.
Charleston Marine Containers Inc.	490 East Locust Street, Dallastown, Pennsylvania 17313	Portions of 110-Building of Charleston Naval Complex, North Charleston, South Carolina	All premises leased.
Dallastown Realty I, LLC	490 East Locust Street, Dallastown, Pennsylvania 17313		All premises leased.
Dallastown Realty II, LLC	490 East Locust Street, Dallastown, Pennsylvania 17313		Chief Executive Office owned.
Defense Systems, Incorporated	4820 Eastgate Mall, San Diego, CA 92121		All premises leased.
Digital Fusion Solutions, Inc.	5030 Bradford Dr. Bldg. 1, Suite 210 Huntsville, AL 35805	330 Wynn Drive Huntsville, AL 35805 5 Butterfield Trail Suite A El Paso, TX 79906	All premises leased.
Digital Fusion, Inc.	5030 Bradford Dr. Bldg. 1, Suite 210 Huntsville, AL 35805		All premises leased.
DTI Associates, Inc.	2920 South Glebe Road Arlington, VA 22206	1800 K St., NW Washington, DC 20006 17117 Dahlgren Rd. Dahlgren, VA 22485 810 Potomac Ave. Washington, DC 20003 2409 Peppermill Dr. Glen Burnie, MD 21061 3225 Turtle Creek Blvd. #1803 Dallas, TX 75219	All premises leased.
Gichner Holdings, Inc.	490 East Locust Street, Dallastown, Pennsylvania 17313		All premises leased.
Gichner Systems Group, Inc.	490 East Locust Street, Dallastown, Pennsylvania 17313	631 South Richland Avenue, York, Pennsylvania 17403	All premises leased.

Company	Chief Executive Office	Other Location(s)	Owned/Leased
Gichner Systems International, Inc.	490 East Locust Street, Dallastown, Pennsylvania 17313		All premises leased.
Haverstick Consulting, Inc.	6270 Corporate Dr. Indianapolis, IN 46278		All premises leased.
Haverstick Government Solutions, Inc.	2900 Presidential Drive, Suite 260 Fairborn, OH 45324		All premises leased.
HGS Holdings, Inc.	6270 Corporate Drive, Suite 100 Indianapolis, IN 46278		All premises leased.
JMA Associates, Inc d/b/a TLA Associates	6412 Beulah Street, Alexandria, VA 22310	113136 Saticoy Street Units J and K Los Angeles, CA 96105	All premises leased.
Kratos Commercial Solutions, Inc.	4820 Eastgate Mall, San Diego, CA 92121		All premises leased.
Kratos Defense & Security Solutions, Inc.	4820 Eastgate Mall, San Diego, CA 92121	11440 Commerce Park Dr., Ste 400 Reston, VA 20191 2701 W. Plano Parkway, Plano, TX. 75075	All premises leased.
Kratos Government Solutions, Inc.	4820 Eastgate Mall, San Diego, CA 92121

Suites at 194
1030 Jimmy Dyess Parkway
Augusta GA

1701 Pacific Avenue
Suite 290
Oxnard, CA 93033

Pacific Guardian Center
Makai Tower
733 Bishop Street
Suite 2555
Honolulu, HI 96813

98-723 Kuahao Pl
Unit A-8
Pearl City, HI 96782

Suites at 194
1030 Jimmy Dyess Parkway
Augusta GA

All premises leased.
Kratos Mid-Atlantic, Inc.	1100 First State Blvd Newport, DE 19804	6981 Gateway Court Manassas, VA 20109	All premises leased.

Company	Chief Executive Office	Other Location(s)	Owned/Leased
Kratos Southeast, Inc.	840 Franklin Court SE, Marietta, GA 30067		All premises leased.
Kratos Southwest L.P.	9203 Emmott Road, Houston, TX 77040	9207 Emmott Rd. Houston, Tx 77040	All premises leased.
Kratos Texas, Inc.	9203 Emmott Road, Houston, TX 77040		All premises leased.
Madison Research Corporation	401 Wynn Drive, Huntsville, AL 38505	4904 Research Drive, Huntsville, AL 35805	All premises leased.
Polexis, Inc.	4820 Eastgate Mall, San Diego, CA 92121		All premises leased.
Reality Based IT Services, Ltd.	4820 Eastgate Mall, San Diego, CA 92121		All premises leased.
Rocket Support Services, LLC	2409 Peppermill Dr., Suite A Glen Burnie, Maryland 21061-3267	Bailee: ATK Tactical Systems, Inc., 210 State Route 956, Rocket Center, WV 26726-3548	All premises leased.
Shadow I, Inc.	4820 Eastgate Mall, San Diego, CA 92121		All premises leased.
Shadow II, Inc.	4820 Eastgate Mall, San Diego, CA 92121	9880 Carroll Canyon Road, San Diego, CA 92123	All premises leased.
Shadow III, Inc.	4820 Eastgate Mall, San Diego, CA 92121		All premises leased.
Summit Research Corporation	5030 Bradford Drive, Building 1, Suite 210 Huntsville, AL 35805		All premises leased.
SYS	4820 Eastgate Mall, San Diego, CA 92121	9745 Business Park Ave., San Diego, CA 92131 9880 Carroll Canyon Road, San Diego, CA 92123	All premises leased.
WFI NMC Corp.	4820 Eastgate Mall, San Diego, CA 92121		All premises leased.

 SCHEDULE 4.9

ASSIGNED GOVERNMENT CONTRACTS

        See Attachment 4.9 (Excel spreadsheet of Assigned Government Contracts)

 SCHEDULE 4.11

INTELLECTUAL PROPERTY

COPYRIGHTS

Company	Copyrights	Registration Date	Status	Registration No.
Defense Systems, Inc.	OPSEC training plan	October 28, 1993	Active	TXu602108
Madison Research Corporation	INSIGHT	May, 27, 1997	Active	TX4607020
Summit Research Corporation	Charts (compact disc and user manual)	October 15, 2002	Active	TXu1071666

PATENTS

Company	Patent	Registration Date	Status	Patent No.
Charleston Marine Containers, Inc.	Container	January 30, 2007	Active	D536154
Charleston Marine Containers, Inc.	Method and Device for Adapting a Cargo Container to Directly Interface with an Aircraft Cargo Bay	August 7, 2007	Active	7,252,468
Charleston Marine Containers, Inc.	Container (Tricon V)	July 3, 2007	Active	D546,023
Charleston Marine Containers, Inc.	Container (Tricon III)	December 19, 2006	Active	D533,979
Charleston Marine Containers, Inc.	Container (Tricon IV)	December 19, 2006	Active	D533,978
Charleston Marine Containers, Inc.	Method and Device for Adapting a Cargo Container to Directly Interface with an Aircraft Cargo Bay	October 24, 2006	Active	7,125,212
Charleston Marine Containers, Inc.	Shipping Container (Tricon II)	March 1, 2005	Active	D502,547
Charleston Marine Containers, Inc.	Container (Quadcon II)	December 26, 2006	Active	D534,330
Charleston Marine Containers, Inc.	European (LSA)	July 12, 2006		1,499,543 [European patent]
Digital Fusion, Inc.	System and Method for Optically Co-Registering Pixels	August 12, 2008		12/190447 (Application No.)
Gichner Systems Group, Inc.	Instrument Case	February 3, 1998	Active	D390198
Gichner Systems Group, Inc.	Enclosure for Housing Electronic Components	June 4, 1991		5,020,866
Gichner Systems Group, Inc.	Cabinet for Electronic Components	February 17, 1998	Active	D390835
Gichner Systems Group, Inc.	Expandable Shelter System	September 2, 2008	Active	7,418,802

Company	Patent	Registration Date	Status	Patent No.
Gichner Systems Group, Inc.	Cabinet for Providing EMI/RFI Shielding	May 22, 1991		EP428335 [European patent]
Gichner Systems Group, Inc.	Gasket for Providing MEI/FRI Shielding	May 15, 1991		EP427550 [European patent]
Gichner Systems Group, Inc.	Expandable Shelter System	September 7, 2006 (Application Date)	Pending	11/517541 (Application No.)
SYS	Flow Measuring Device Based on a Predetermined Class of Liquid	August 26, 3003	Active	6,609,431
SYS	Systems and Methods for Sensing Pressure	February 15, 2005	Active	6,856,251
SYS	Sensor Having Improved Selectivity	March 8, 2005	Active	6,864,692
SYS	Fixed Parallel Plate Mems Capacitor Microsensor and Microsensor Array and Method of Making Same	October 3, 2006	Active	7,115,969
SYS [not assigned to SYS by the inventors]	Sensor and Sensor Array Having Improved Selectivity	December 20, 2005	Active	6,977,511
SYS Technologies	Continuously Adaptive Digital Video Compression System and Method for a Web Streamer	July 18, 2000	Active	6,091,777

PATENT LICENSES

(1)
Kratos Defense & Security Solutions, Inc., has entered into a Chemical Sensor and Detector License Agreement with Seacost Science dated August 25, 2003.

(2)
SYS has entered into Patent License Agreement with Thompson Design effective September 14, 2007.

TRADEMARKS

Company	Trademark	Filing Date	Registration Date	Status	Registration No.
Ai Metrix, Inc.	[Star Design]	November 4, 2005	November 14, 2006	Live	3,170,480
Ai Metrix, Inc.	Neuralstar	May 20, 2005	November 14, 2006	Live	3,170,447
Ai Metrix, Inc.	Doppler Vue	May 23, 2002	July 27, 2004	Live	2,867,365
Charleston Marine Containers, Inc.	Bicold	January 9, 2009	N/A	Pending; Published for Opposition	77/646,381 (Serial No.)
Charleston Marine Containers, Inc.	Quadcold (trademark)	August 16, 2005	November 6, 2007	Live	3,331,374
Charleston Marine Containers, Inc.	Tricold (trademark)	August 16, 2005	August 1, 2006	Live	3,123,564
Charleston Marine Containers, Inc.	Dura-Move	September 14, 2004	Apil 11, 2006	Live	3,080,275
Charleston Marine Containers, Inc.	LSA	May 15, 2002	June 15, 2004	Live	2,854,549
Haverstick Consulting, Inc.	Haverstick Government Solutions	October 1, 2003	March 8, 2005	Live	2,932,039
Haverstick Consulting, Inc.	Haverstick	April 16, 2003	March 8, 2005	Live	2,932,023
Haverstick Consulting, Inc.	H (design only)	April 16, 2003	August 31, 2004	Live	2,878,655
Haverstick Consulting, Inc.	H Haverstick Consulting	July 18, 2001	February 3, 2004	Live	2,811,184
JMA Associates	Ambassador to the Gulf Coast		December 9, 2004	Live	T20,041,570 (Florida State Registration)
Kratos Defense and Security Solutions, Inc.	Kratos	April 15, 2010	N/A	Pending; New Application	85/015,106 (Serial Number)
Kratos Defense & Security Solutions, Inc.	Kratos Defense & Security Solutions (and design)	August 29, 2007	May 26, 2009	Live	3,627,791
Kratos Defense & Security Solutions, Inc.	Kratos	August 29, 2007	June 16, 2009	Live	3,640,405
Kratos Defense & Security Solutions, Inc.	From Strength to Success	August 29, 2007	May 19, 2009	Live	3,623,755
Kratos Defense & Security Solutions, Inc.	Kratos Defense	August 29, 2007	June 16, 2009	Live	3,640,404
Kratos Defense & Security Solutions, Inc.	Kratos Defense & Security Solutions	August 6, 2007	March 17, 2009	Live	3,592,182

Company	Trademark	Filing Date	Registration Date	Status	Registration No.
Kratos Defense & Security Solutions, Inc.	Kratos Defense & Security Solutions	August 6, 2007	March 17, 2009	Live	3,592,181
Kratos Defense & Security Solutions, Inc.	Kratos Defense & Security Solutions	August 6, 2007		Pending—Published for Opposition	77/248,436
Kratos Defense & Security Solutions, Inc.	Kratos Defense & Security Solutions	August 6, 2007	August 4, 2009	Live	3,664,225
Kratos Defense & Security Solutions, Inc.	Kratos Defense & Security Solutions	August 6, 2007	November 24, 2009	Live	3,715,806
Kratos Defense & Security Solutions, Inc.	Kratos	August 6, 2007	May 19, 2009	Live	3,623,711
Madison Research Corporation	Kratos Madison Research		March 16, 2009	Live	AL 111365 (Alabama State Registration)
Polexis, Inc.	XIS	September 11, 2000	December 23, 2003	Live	2,799,060
Summit Research Corporation	Summit Research Corporation	February 28, 1992			TN92022801 (New Mexico State Registration) [Not returned in USPTO searches]
SYS	Sensorworx	November 29, 2005	October 17, 2006	Live	3,158,527
SYS	Battguard	February 28, 2002	April 26, 2005	Live	2,944,754
SYS	Graviton	March 13, 2001	October 14, 2003	Live	2,773,907

 SCHEDULE 5.5

DEPOSIT AND SECURITIES ACCOUNTS

Name of Entity	Bank Name	Type of Account	Account Number
Ai Metrix, Inc.	Comerica Bank 350 Tenth Avenue, Suite 700 San Diego, CA 92101	Deposit Account	1894023876
Digital Fusion Solutions, Inc.	First Commercial Bank	Health Trust Account: Commercial Checking	818031742
Digital Fusion, Inc.	First Commercial Bank	Commercial Checking	580223552
Digital Fusion, Inc.	First Commercial Bank	Commercial Premium MM	580225508
Digital Fusion, Inc.	First Commercial Bank	Commercial Checking	580221291
DTI Associates, Inc.	Wachovia Bank, National Association	DTI Operating Trade Disbursement & Lockbox Deposits	2000071389389
DTI Associates, Inc.	Wachovia Bank, National Association	DTI Credit Card Deposit Trade Deposits	2000008309811
DTI Associates, Inc.	Wachovia Bank, National Association	DTI Money Market Restricted Deposits	2000021008461
DTI Associates, Inc.	Wachovia Bank, National Association	DTI Manual Check Trade Disbursements	2000021005749
DTI Associates, Inc.	Wachovia Bank, National Association	DTI FSA Disbursements	2000026801029
DTI Associates, Inc.	Wells Fargo	Operating	4121771026
DTI Associates, Inc.	Wells Fargo	Controlled Disbursement	9600122192
Haverstick Consulting, Inc.	Wachovia Bank, National Association	HCI Operating Trade Disbursement & Lockbox Deposits	2000010899885
Haverstick Consulting, Inc.	Wachovia Bank, National Association	Haverstick Concentration Account	2000010908080
Haverstick Consulting, Inc.	Wells Fargo	Operating	4121806269
Haverstick Consulting, Inc.	Wells Fargo	Controlled Disbursement	9600126182
Haverstick Consulting, Inc.	Wachovia Bank, National Association	HCI/HGSI FSA Disbursements	2000026801032
Haverstick Government Solutions, Inc.	Wachovia Bank, National Association	HGSI Operating Trade Disbursement & Lockbox Deposits	2000010900062
Haverstick Government Solutions, Inc.	Wells Fargo	Operating	4121806277
Haverstick Government Solutions, Inc.	Wells Fargo	Controlled Disbursement	9600122209

Name of Entity	Bank Name	Type of Account	Account Number
Kratos Defense & Security Solutions, Inc.	Wells Fargo	Operating	4121324313
Kratos Defense & Security Solutions, Inc.	Wells Fargo	Controlled Disbursement	9600079314
Kratos Defense & Security Solutions, Inc.	Wells Fargo	Payroll	4121324321
Kratos Government Solutions, Inc.	Wells Fargo Bank, National Association San Diego Regional Commercial Banking Office 401 B Street, Suite 2201 San Diego, CA 92101	Operating	4121324388
Kratos Government Solutions, Inc.	Wells Fargo	Controlled Disbursement	9600079352
Kratos Mid-Atlantic, Inc.	PNC Bank, National Association Deposit Recovery Unit 500 West Jefferson Louisville, KY 40202 Mail Stop K1-KHDQ-06-1	Checking	5620790544
Kratos Mid-Atlantic, Inc.	Wells Fargo	Operating	4121324354
Kratos Mid-Atlantic, Inc.	Wells Fargo	Controlled Disbursement	9600079329
Kratos Mid-Atlantic, Inc.	Wells Fargo	Zoning	4121324404
Kratos Southeast, Inc.	Wells Fargo	Operating	4121324370
Kratos Southeast, Inc.	Wells Fargo	Controlled Disbursement	9600079348
Kratos Southwest L.P.	Wells Fargo	Operating	4121324362
Kratos Southwest L.P.	Wells Fargo	Controlled Disbursement	9600079333
Madison Research Corporation	First Commercial Bank P.O. Box 040002 Huntsville, AL 35801	Operating	0818002488
Madison Research Corporation	Wells Fargo	Operating	4121745111
Madison Research Corporation	Wells Fargo	Controlled Disbursement	9600119065
Polexis, Inc.	Comerica Bank	General Account	1891507004
Rocket Support Services, LLC	Wachovia Bank, National Association Mail Code NC 0817 301 S. Tryon Street, Floor M7 Charlotte, NC 28288	RSS Operating Trade Disbursement & Lockbox Deposits	2000033038500
Rocket Support Services, LLC	Wells Fargo	Operating	4121848527

Name of Entity	Bank Name	Type of Account	Account Number
Rocket Support Services, LLC	Wells Fargo	Controlled Disbursement	9600122228
SYS	Comerica Bank	General Main Account	1891945352
SYS	Comerica Bank	Control Deposit Account	1891945378
SYS	Wells Fargo	AP DISB. Account	9600121642
SYS	Wells Fargo	Lockbox	4121801518

GICHNER HOLDINGS INC.
Bank Account Listing

Nat Penn Bank	Account Type/Activity	Account #	Authorized Signers
1. Gichner Operating Account	Checking/Deposits, Wire Trf, ACH	216443873	T. Mills, W. Wilson
2. Gichner Disbursement Account	Checking	216444373	T. Mills, W. Wilson
3. CMCI Account	Checking/Deposits, Wire Trf, ACH	216783801	T. Mills, W. Wilson
4. Gichner Payroll Account (pending)	Checking	217052711	T. Mills, W. Wilson
5. Gichner Line of Credit	Line of Credit	26688000001

M & T Bank (PA)	Account Type/Activity	Account #	Authorized Signers
1. Gichner Payroll Account	Checking/local deposits	970207491	T. Mills, W. Wilson
2. Gichner FSA Account	Checking	970313817	T. Mills, W. Wilson

Regions Bank (SC)	Account Type/Activity	Account #	Authorized Signers
1. CMCI Disbursement Account	Checking	03903997499	Cody Baker, Priscilla Roper
2. CMCI Petty Cash	Checking	03903997473	Cody Baker, Priscilla Roper

Barclays Bank PLC, Paris	Account Type/Activity	Account #	Authorized Signers
1. Gichner Europe France, sarl (Euros)	Checking	45287620101	T. Mills, W. Wilson
2. Gichner Europe Ltd (Euros)	Checking	89884280186	T. Mills, W. Wilson

QuickLinks

  Exhibit 10.2
SECURITY AGREEMENT
  EXHIBIT A
GRANTORS
  EXHIBIT B
FORM OF INSTRUMENT OF ASSIGNMENT
ASSIGNMENT OF CLAIMS [Contract Number]
  EXHIBIT C
FORM OF NOTICE OF ASSIGNMENT OF CLAIMS
Acknowledgement
  EXHIBIT D
FORM OF SECURITY AGREEMENT JOINDER
  EXHIBIT E
ISSUERS Kratos Defense & Security Solutions, Inc. PLEDGED INTERESTS
  EXHIBIT F
FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT
PLEDGED NOTES Kratos Intercompany Notes
  SCHEDULE 4.4
CORPORATE EXISTENCE; SUBSIDIARIES; FOREIGN QUALIFICATION
LOCATIONS
  SCHEDULE 4.9
ASSIGNED GOVERNMENT CONTRACTS
  SCHEDULE 4.11
INTELLECTUAL PROPERTY
  SCHEDULE 5.5
DEPOSIT AND SECURITIES ACCOUNTS